UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05642

American Income Fund, Inc.

(Exact name of registrant as specified in charter)

800 Nicollet Mall, Minneapolis, MN	55402
(Address of principal executive offices)	(Zip code)

Jill M. Stevenson, 800 Nicollet Mall, Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-677-3863

Date of fiscal year end: June 30

Date of reporting period: June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ANNUAL REPORT

June 30, 2014

MRF	American Income Fund

American Income Fund

PRIMARY INVESTMENTS

American Income Fund, Inc. (the “fund”) is a closed-end investment fund that invests primarily in fixed-income securities, including, but not limited to, mortgage-backed securities, asset-backed securities, and high yield and investment grade corporate bonds. The fund is listed on the New York Stock Exchange with common shares traded under the symbol MRF.

FUND OBJECTIVE

The fund’s investment objective is to achieve high monthly income consistent with prudent risk to capital. Its dividend objective is to distribute monthly income in excess of that attainable from investments in U.S. Treasury securities having the same maturity as the expected average life of the fund’s investments. As with other investment companies, there can be no assurance the fund will achieve its objective.

1	Explanation of Financial Statements

2	Fund Overview

5	Report of Independent Registered Public Accounting Firm

6	Schedule of Investments

15	Statement of Assets and Liabilities

16	Statement of Operations

17	Statements of Changes in Net Assets

18	Statement of Cash Flows

19	Financial Highlights

20	Notes to Financial Statements

31	Notice to Shareholders

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

EXPLANATION OF FINANCIAL STATEMENTS

As a shareholder in the fund, you receive shareholder reports semiannually. We strive to present this financial information in an easy-to-understand format; however, for many investors, the information contained in this shareholder report may seem very technical. So, we would like to take this opportunity to explain several sections of the shareholder report.

The Schedule of Investments details all of the securities held in the fund and their related dollar values on the last day of the reporting period. Securities are usually presented by type (bonds, common stock, etc.) and by industry classification (healthcare, education, etc.). This information is useful for analyzing how your fund’s assets are invested and seeing where your portfolio manager believes the best opportunities exist to meet your objectives. Holdings are subject to change without notice and do not constitute a recommendation of any individual security. The Notes to Financial Statements provide additional details on how the securities are valued.

The Statement of Assets and Liabilities lists the assets and liabilities of the fund on the last day of the reporting period and presents the fund’s net asset value (“NAV”) and market price per share. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. The market price is the closing price on the exchange on which the fund’s shares trade. This price, which may be higher or lower than the fund’s NAV, is the price an investor pays or receives when shares of the fund are purchased or sold. The investments, as presented in the Schedule of Investments, comprise substantially all of the fund’s assets. Other assets include cash and receivables for items such as income earned by the fund but not yet received. Liabilities include payables for items such as fund expenses incurred but not yet paid.

The Statement of Operations details the dividends and interest income earned from investments as well as the expenses incurred by the fund during the reporting period. Fund expenses may be reduced through fee waivers or reimbursements. This statement reflects total expenses before any waivers or reimbursements, the amount of waivers and reimbursements (if any), and the net expenses. This statement also shows the net realized and unrealized gains and losses from investments owned during the period. The Notes to Financial Statements provide additional details on investment income and expenses of the fund.

The Statement of Changes in Net Assets describes how the fund’s net assets were affected by its operating results and distributions to shareholders during the reporting period. This statement is important to investors because it shows exactly what caused the fund’s net asset size to change during the period.

The Statement of Cash Flows is required when a fund has a substantial amount of illiquid investments, a substantial amount of the fund’s securities are internally fair valued, or the fund carries some amount of debt. When presented, this statement explains the change in cash during the reporting period. It reconciles net cash provided by and used for operating activities to the net increase or decrease in net assets from operations and classifies cash receipts and payments as resulting from operating, investing, and financing activities.

The Financial Highlights provide a per-share breakdown of the components that affected the fund’s NAV for the current and past reporting periods. It also shows total return, net investment income ratios, expense ratios, and portfolio turnover rates. The net investment income ratios summarize the income earned less expenses, divided by the average net assets. The expense ratios represent the percentage of average net assets that were used to cover operating expenses during the period. The portfolio turnover rate represents the percentage of the fund’s holdings that have changed over the course of the period, and gives an idea of how long the fund holds on to a particular security. A 100% turnover rate implies that an amount equal to the value of the entire portfolio is turned over in a year through the purchase or sale of securities.

The Notes to Financial Statements disclose the organizational background of the fund, its significant accounting policies, federal tax information, fees and compensation paid to affiliates, and significant risks and contingencies.

We hope this guide to your shareholder report will help you get the most out of this important resource.

AMERICAN INCOME FUND	2014 ANNUAL REPORT	1

Fund Overview

Average Annual Total Returns

Based on NAV for the period ended June 30, 2014

*Total return has not been annualized.

**The blended benchmark for American Income Fund is calculated based on the performance of the 25% Barclays High-Yield Index and 75% Barclays U.S. Government/Mortgage Index. Index performance is for illustrative purposes only and does not reflect any fees or expenses. The indices are unmanaged and are not available for direct investment.

The average annual total returns for American Income Fund are based on the change in its NAV and assume reinvestment of distributions at NAV. NAV-based performance is used to measure investment management results.

•  Average annual total returns based on the change in market price for ten-month, one-year, five-year, and ten-year periods ended June 30, 2014, were 13.10%, 7.05%, 11.42%, and 7.26%, respectively.

•  Market price returns assume that all distributions have been reinvested at actual prices pursuant to the fund’s dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price.

•  Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

•  Please remember, you could lose money with this investment. Neither safety of principal nor stability of income is guaranteed. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell.

2	AMERICAN INCOME FUND	2014 ANNUAL REPORT

Fund Overview

Investment Advisor

U.S. Bancorp Asset

Management, Inc.

Sub-Advisors

Nuveen Asset Management, LLC

Nuveen Fund Advisors, LLC

Fund Management

Jason O’Brien, CFA

is responsible for the overall management of the fund. He has 21 years of financial experience.

Chris Neuharth, CFA

is a co-manager of the fund. He has 33 years of financial experience.

John T. Fruit, CFA

is responsible for the management of the high-yield portion of the fund. He has 26 years of financial experience.

For the fiscal period ended June 30, 2014 the fund had a total return of 13.10% based on market price and 9.68% based on its net asset value (NAV). The fund’s blended benchmark, the Barclays Capital Government/Mortgage Index (75%) and the Barclays Capital High Yield Index (25%) had a return of 5.31% during the period.

Stronger economic data and better job growth helped propel markets tighter for the period

The relative calmness of the markets in the later months of 2013 brought a welcome reprieve from the Federal Reserve (Fed) induced volatility of the summer. The domestic economy ended the year on a strong note: the budget agreement reduced fiscal uncertainty and the markets shrugged off the beginning of the Fed’s large scale asset purchases taper. The winter slowdown impeded economic activity and the positive momentum was short lived. As 2014 progressed, job growth gained momentum and U.S. economic data continued to improve. Domestic inflation remained subdued and the Federal Open Market Committee’s forward guidance helped reduce volatility in the markets. Lower volatility, fixed income mutual fund inflows and the search for yield were all drivers of the improving technical landscape. The Eurozone recovery remained fragile and that – combined with fears of deflation – resulted in more accommodation out of the European Central Bank. Targeted stimulus helped stabilize growth in China in the first half of 2014. Non-Treasury sectors outperformed during the fiscal period and our overweights to commercial mortgage-backed securities (CMBS), non-agency residential mortgage-backed securities (RMBS) and agency mortgage-backed securities (MBS) all contributed to the positive performance.

Overweights to spread sectors droves strong performance as spreads tightened

Performance for MRF was strong based on its NAV and market price, as the fund returns of 9.68% and 13.10%, respectively, outperformed the benchmark return of 5.31% for the period ending June 30, 2014. The fund’s discount to NAV narrowed during the period from -12.89% to -10.89%. As a result of spread tightening and interest rates remaining low, we had to lower the dividend in November 2013 from $0.044 to $0.04 per share.

Given the tightening in spreads, our investment strategy is more focused on bottom-up opportunities

Despite 2014’s first quarter gross domestic product (GDP) set back, the moderate economic recovery continues and is largely self-sustaining at the current time. Job growth is trending higher, economic data has been mostly positive and inflation is below the Fed’s 2% threshold. The Fed should complete its asset purchase program by fourth quarter 2014 and will likely raise rates in mid-2015. We think strong credit fundamentals and a positive supply / demand environment should benefit the fixed income markets for the balance of the year. We expect spreads to grind tighter and non-government sectors to outperform Treasuries. The economic issues in the Eurozone and China remain fluid but appear contained. We expect to retain our portfolio overweights to the investment-grade corporate sector as well as to the agency, non-agency and commercial mortgage-backed securities sectors. We will continue to look for bottom-up opportunities across all security types, but see more opportunity in non-agency RMBS securities at this time. We will maintain our short duration strategy, as we expect rates to move higher as the Fed moves toward ending asset purchases later this year.

AMERICAN INCOME FUND	2014 ANNUAL REPORT	3

Fund Overview

Portfolio Allocation1

As a percentage of total investments on June 30, 2014

U.S. Government Agency Mortgage-Backed Securities	31%
High Yield Corporate Bonds	19
Asset-Backed Securities	18
CMO — Private Mortgage-Backed Security	15
Commercial Mortgage-Backed Securities	9
Investment Grade Corporate Bonds	4
Closed-End Fund	1
CMO — U.S. Government Agency Mortgage-Backed Securities	1
Preferred Stocks	1
Short-Term Investments	1
100%

CMO: Collateralized Mortgage Obligation

1Portfolio allocations are subject to change and are not recommendations to buy or sell any security. Allocations reflect the fund’s exposure to each sector through direct investments in cash market securities and do not reflect the impact on sector allocation of holding derivative instruments. See the fund’s Schedule of Investments for derivatives held at June 30, 2014.

Thank you for your continued confidence in the fund. If you have questions about the fund, please feel free to call us at 800-677-3863.

Sincerely,

Jason O’Brien

Vice President, Portfolio Manager

Nuveen Asset Management, LLC

John T. Fruit

Senior Vice President, Portfolio Manager

Head of High-Yield Credit Sector Team

Nuveen Asset Management, LLC

Chris Neuharth

Managing Director, Portfolio Manager

Head of Securitized Debt Sector Team

Nuveen Asset Management, LLC

4	AMERICAN INCOME FUND	2014 ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of American Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of American Income Fund, Inc. (the “Fund”), including the schedule of investments, as of June 30, 2014, and the related statements of operations, cash flows, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Income Fund, Inc. at June 30, 2014, the results of its operations, cash flows, changes in its net assets and the financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

August 22, 2014

AMERICAN INCOME FUND	2014 ANNUAL REPORT	5

Schedule of Investments	June 30, 2014

American Income Fund (MRF)

DESCRIPTION	PAR	FAIR VALUE ¶

(Percentages of each investment category relate to total net assets)

High Yield Corporate Bonds — 26.1%
Basic Industry — 3.9%
Albea Beauty Holdings SA, 8.38%, 11/1/19 ¢	$250,000	$271,875
AngloGold Ashanti Holdings PLC, 8.50%, 7/30/20	175,000	196,000
Ardagh Packaging Finance PLC, 6.75%, 1/31/21 ¢	200,000	206,500
Coeur Mining, 7.88%, 2/1/21	200,000	201,000
Commercial Metals, 4.88%, 5/15/23	250,000	243,750
Domtar, 4.40%, 4/1/22	250,000	257,381
First Quantum Minerals, ¢
6.75%, 2/15/20	115,000	118,450
7.00%, 2/15/21	115,000	118,306
Hexion US Finance, 6.63%, 4/15/20	100,000	106,000
Imperial Metals, 7.00%, 3/15/19 ¢	200,000	205,250
Millar Western Forest Products, 8.50%, 4/1/21	200,000	213,500
Resolute Forest Products, 5.88%, 5/15/23	175,000	172,375
Sappi Papier Holding GmbH, 6.63%, 4/15/21 ¢	200,000	211,000
Stora Enso OYJ, 7.25%, 4/15/36 ¢	200,000	204,000
Taminco Global Chemical, 9.75%, 3/31/20 ¢	150,000	167,625
Vedanta Resources PLC, 6.00%, 1/31/19 ¢	200,000	206,760
Wise Metals Group LLC, 8.75%, 12/15/18 ¢	100,000	108,500

		3,208,272

Capital Goods — 1.1%
Bombardier, Inc., 4.75%, 4/15/19 ¢	200,000	203,500
Building Materials Holding, 9.00%, 9/15/18 ¢	150,000	161,625
Clean Harbors, 5.25%, 8/1/20	275,000	283,594
Commercial Vehicle Group, 7.88%, 4/15/19	250,000	260,000

		908,719

Communications — 5.0%
Altice SA, 7.75%, 5/15/22 ¢	200,000	213,500
CenturyLink,
6.75%, 12/1/23	250,000	273,125
7.65%, 3/15/42	200,000	199,500
CyrusOne LP, 6.38%, 11/15/22	185,000	199,338
Digicel, 7.00%, 2/15/20 ¢	200,000	211,000
DIRECTV Holdings LLC, 3.80%, 3/15/22	300,000	309,785
DISH DBS, 5.88%, 7/15/22	200,000	217,000
Fairpoint Communications, 8.75%, 8/15/19 ¢	175,000	188,563
Frontier Communications,
8.50%, 4/15/20	250,000	295,000
7.63%, 4/15/24	200,000	215,250
Intelsat Jackson Holdings SA, 6.63%, 12/15/22	210,000	219,187
Midcontinent Communications & Finance, 6.25%, 8/1/21 ¢	200,000	207,000
Sinclair Television Group, 5.38%, 4/1/21	250,000	251,562
Sprint, 7.25%, 9/15/21 ¢	200,000	220,500
Sprint Capital, 8.75%, 3/15/32	200,000	231,000
Wind Acquisition Finance SA, ¢
7.25%, 2/15/18	250,000	264,125
4.75%, 7/15/20	200,000	201,500
WMG Acquisition, 6.00%, 1/15/21 ¢	200,000	206,500

		4,123,435

The accompanying notes are an integral part of the financial statements.

6	AMERICAN INCOME FUND	2014 ANNUAL REPORT

American Income Fund (MRF)

DESCRIPTION	PAR	FAIR VALUE ¶

Consumer Cyclical — 4.9%
24 Hour Holdings III LLC, 8.00%, 6/1/22 ¢	$100,000	$99,500
ADT, 6.25%, 10/15/21	175,000	185,500
Air Canada, 6.75%, 10/1/19 ¢	200,000	217,500
Associated Asphalt Partners LLC, 8.50%, 2/15/18 ¢	135,000	142,763
Brookfield Residential Properties, 6.50%, 12/15/20 ¢	250,000	264,375
CHS/Community Health Systems, 6.88%, 2/1/22 ¢	500,000	530,000
Erickson, 8.25%, 5/1/20	178,000	182,895
Ford Motor, 7.45%, 7/16/31	100,000	133,693
Gestamp Funding Luxembourg SA, 5.63%, 5/31/20 ¢	200,000	208,500
Griffon, 5.25%, 3/1/22	200,000	198,750
Mattamy Group, 6.50%, 11/15/20 ¢	250,000	256,250
Men’s Wearhouse, 7.00%, 7/1/22 ¢	200,000	207,000
Mohegan Tribal Gaming Authority, 9.75%, 9/1/21	150,000	166,500
Neiman Marcus Group, 8.00%, 10/15/21 ¢	150,000	161,625
Nine West Holdings, 8.25%, 3/15/19 ¢	200,000	201,000
Norbord, 5.38%, 12/1/20 ¢	210,000	212,100
Realogy Group LLC, 4.50%, 4/15/19 ¢	225,000	224,437
Watco Companies LLC, 6.38%, 4/1/23 ¢	250,000	255,000
Wynn Macau, 5.25%, 10/15/21 ¢	200,000	205,500

		4,052,888

Consumer Non Cyclical — 1.1%
HealthSouth, 5.75%, 11/1/24	250,000	264,375
JBS Investments GmbH, 7.25%, 4/3/24 ¢	200,000	207,000
Select Medical, 6.38%, 6/1/21	250,000	261,250
Tenet Healthcare, 6.88%, 11/15/31	200,000	193,500

		926,125

Electric — 1.3%
Covanta Holding, 6.38%, 10/1/22	250,000	271,250
Dynegy, Inc., 5.88%, 6/1/23	200,000	201,500
FirstEnergy, 4.25%, 3/15/23	225,000	224,081
GenOn Americas Generation LLC, 9.13%, 5/1/31	150,000	154,125
InterGen NV, 7.00%, 6/30/23 ¢	200,000	206,500

		1,057,456

Energy — 6.8%
Antero Resources, 5.13%, 12/1/22 ¢	300,000	308,250
Bill Barrett, 7.00%, 10/15/22	265,000	280,900
BreitBurn Energy Partners LP, 7.88%, 4/15/22	250,000	270,625
Chesapeake Energy, 6.88%, 11/15/20	200,000	232,000
Concho Resources, 5.50%, 10/1/22	250,000	269,062
CONSOL Energy, 8.25%, 4/1/20	150,000	162,375
Drill Rigs Holdings, 6.50%, 10/1/17 ¢	500,000	511,250
Ferrellgas LP, 6.75%, 1/15/22 ¢	250,000	261,250
Gastar Exploration, 8.63%, 5/15/18	125,000	130,625
Hiland Partners LP, 5.50%, 5/15/22 ¢	250,000	253,125
Key Energy Services, 6.75%, 3/1/21	250,000	260,000
LBC Tank Terminals Holding Netherlands BV, 6.88%, 5/15/23 ¢	250,000	263,750
Lightstream Resources, 8.63%, 2/1/20 ¢	200,000	210,000
Linn Energy LLC, 6.25%, 11/1/19	250,000	261,875
Niska Gas Storage Canada ULC, 6.50%, 4/1/19 ¢	200,000	192,000
Parsley Energy LLC, 7.50%, 2/15/22 ¢	175,000	186,812
Range Resources, 5.00%, 8/15/22	200,000	212,000
Rose Rock Midstream LP, 5.63%, 7/15/22 ¢	175,000	177,188
Sanchez Energy, 7.75%, 6/15/21 ¢	250,000	271,250

AMERICAN INCOME FUND	2014 ANNUAL REPORT	7

Schedule of Investments	June 30, 2014

American Income Fund (MRF)

DESCRIPTION	PAR	FAIR VALUE ¶

SandRidge Energy, 8.13%, 10/15/22	$400,000	$440,500
Vanguard Natural Resources LLC, 7.88%, 4/1/20	150,000	162,375
Western Refining, 6.25%, 4/1/21	250,000	261,250

		5,578,462

Finance — 1.2%
Dresdner Funding Trust I, 8.15%, 6/30/31 ¢	250,000	303,750
Genworth Holdings, 6.15%, 11/15/66 r	250,000	237,812
Jefferies Finance LLC, 6.88%, 4/15/22 ¢	200,000	202,000
Lloyds Banking Group PLC, 7.50%, 12/31/49 r	100,000	106,400
Nationstar Mortgage LLC, 7.88%, 10/1/20	150,000	157,688

		1,007,650

Sovereigns — 0.2%
Republic of Uruguay, 8.00%, 11/18/22	122,639	160,350

Technology ¢ — 0.6%
First Data, 6.75%, 11/1/20	250,000	270,625
Micron Technology, 5.88%, 2/15/22	250,000	268,125

		538,750

Total High Yield Corporate Bonds (Cost: $20,847,627)		21,562,107

U.S. Government Agency Mortgage-Backed Securities — 43.2%
Adjustable Rate r — 0.1%
Federal Home Loan Mortgage Corporation, 2.10%, 9/1/18, #605911	13	13
Federal National Mortgage Association, 3.01%, 7/1/27, #070179	419	448
Government National Mortgage Association, 1.63%, 12/20/22, #G28096 a	106,692	110,607

		111,068

Fixed Rate — 43.1%
Federal Home Loan Mortgage Corporation, a
3.00%, 1/1/29, #G18497	3,864,903	4,010,954
3.00%, 4/1/43, #G08528	4,711,978	4,653,679
3.50%, 1/1/44, #G08566	2,600,783	2,676,763
3.50%, 2/1/44, #G08572	2,610,182	2,686,437
Federal Home Loan Mortgage Corporation Gold, 6.50%, 11/1/28, #C00676 a	56,168	63,722
Federal National Mortgage Association,
7.00%, 7/1/17, #254414 a	37,442	39,384
5.00%, 11/1/18, #750989 a	71,238	75,936
5.00%, 2/1/21, #745279 a	112,137	121,063
3.50%, 12/1/26, #890397 a	2,085,393	2,212,774
3.50%, 1/1/27, #AL1408 a	2,015,432	2,138,539
6.00%, 5/1/29, #323702 a	84,845	96,759
7.00%, 9/1/31, #596680 a	40,784	45,251
5.50%, 6/1/33, #709700 a	57,885	65,035
6.00%, 1/1/34, #763687 a	125,437	141,209
5.50%, 2/1/34, #766070 a	293,129	333,201
6.00%, 3/1/34, #745324 a	158,347	177,114
6.00%, 1/1/35, #810225 a	179,675	203,659
5.00%, 7/1/35, #828346 a	148,779	165,440
5.50%, 3/1/36, #878059 a	79,884	89,373
6.00%, 6/1/36, #882685 a	268,215	302,034
5.50%, 4/1/37, #888284 a	231,878	259,422
5.00%, 6/1/37, #944244 a	304,797	338,691
5.50%, 6/1/38, #995018 a	231,743	259,271
3.50%, 2/1/44, #AW4182 a	2,995,533	3,088,348

The accompanying notes are an integral part of the financial statements.

8	AMERICAN INCOME FUND	2014 ANNUAL REPORT

American Income Fund (MRF)

DESCRIPTION	PAR	FAIR VALUE ¶

3.00%, 7/1/44 «	$2,500,000	$2,469,727
4.00%, 7/1/44 «	4,605,000	4,887,056
4.50%, 7/1/44 «	2,975,000	3,221,833
Government National Mortgage Association, a
5.50%, 8/15/33, #604567	419,288	476,896
6.00%, 7/15/34, #631574	232,231	266,257

		35,565,827

Total U.S. Government Agency Mortgage-Backed Securities (Cost: $35,005,328)		35,676,895

Collateralized Mortgage Obligation — Private Mortgage-Backed Securities — 21.5%
Adjustable Rate r — 2.4%
Goldman Sachs Mortgage Loan Trust, Series 2003-10, Class 1A1, 2.56%, 10/25/33	138,036	138,276
GSMPS Mortgage Loan Trust, Series 2006-RP2, Class B1, 6.05%, 4/25/36 ¥	1,370,248	232,978
IndyMac Index Mortgage Loan Trust, Series 2006-AR13, Class A3, 4.76%, 7/25/36	938,256	867,750
MASTR Adjustable Rate Mortgages Trust, Series 2003-5, Class 4A1, 2.08%, 11/25/33	579,430	562,870
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR3, Class B1, 2.34%, 6/25/33 ¥	242,996	224,816

		2,026,690

Fixed Rate — 19.1%
Banc of America Funding, Series 2007-4, Class 1A2, 5.50%, 6/25/37 ¥	363,314	132,140
BCAP LLC Trust, Series 2009-RR14, Class 1A1, 6.00%, 5/26/37 ¢	815,344	871,191
CAM Mortgage Trust, Series 2014-1, Class M, 5.50%, 12/15/53 ¢ ¥	400,000	399,367
Countrywide Alternative Loan Trust,
6.50%, 3/25/34, Series 2004-J2, Class 2A1	263,106	273,654
5.50%, 10/25/35, Series 2005-47CB, Class A7	348,402	311,731
5.50%, 2/25/36, Series 2005-86CB, Class A10	375,729	328,751
5.75%, 4/25/47, Series 2007-6, Class A4	1,044,466	838,917
Credit Suisse First Boston Mortgage Securities Corporation,
6.19%, 4/25/33, Series 2003-8, Class DB1	782,132	750,696
6.00%, 12/25/35, Series 2005-11, Class 6A7 ¥	1,000,000	371,842
Credit Suisse Mortgage Securities Trust,
6.00%, 8/25/36, Series 2006-7,Class 3A11	538,458	468,428
6.00%, 1/27/37, Series 2009-3R,Class 27A1 ¢	1,291,380	1,364,274
First Horizon Alternative Mortgage Securities, Series 2005-FA5, Class 3A2, 5.50%, 8/25/35 ¥	590,713	67,373
GSMPS Mortgage Loan Trust,
7.50%, 6/19/32, Series 2001-2, Class A ¢	155,393	162,910
7.50%, 3/25/35, Series 2005-RP2, Class 1A2 ¢	535,117	555,742
7.50%, 9/25/35, Series 2005-RP3, Class 1A2 ¢	540,329	562,499
6.05%, 4/25/36, Series 2006-RP2, Class B2 ¥	1,233,943	79,671
6.68%, 3/25/43, Series 2003-1, Class B2 ¥	1,223,004	12
Impac Secured Assets Corporation, Series 2000-3, Class M1, 8.00%, 10/25/30 ¥	418,256	389,018
Jefferies Resecuritization Trust, Series 2009-R4, Class 26A2, 5.75%, 1/26/36 ¢	208,552	210,961
JP Morgan Alternative Loan Trust, Series 2006-S1, Class 1A19, 6.50%, 3/25/36	553,216	485,108
Lehman Mortgage Trust, Series 2008-6, Class 1A1, 5.52%, 7/25/47	114,632	117,764
MASTR Alternative Loans Trust,
7.00%, 1/25/34, Series 2004-1, Class 3A1	468,491	484,829
7.00%, 6/25/34, Series 2004-5, Class 6A1	754,689	815,221
MASTR Reperforming Loan Trust, Series 2005-1, Class 1A4, 7.50%, 8/25/34 ¢	592,532	610,229
MASTR Resecuritization Trust, Series 2009-1, Class A1, 6.00%, 10/25/36 ¢	838,442	895,652
Merrill Lynch Alternative Note Asset Trust, Series 2007-F1, Class 2A7, 6.00%, 3/25/37	545,435	415,253
Morgan Stanley Mortgage Loan Trust, Series 2006-2, Class 2A3, 5.75%, 2/25/36	266,702	254,259
Nomura Asset Acceptance Corporation, Series 2004-R2, Class B1, 6.74%, 10/25/34 ¢ ¥ ¿	715,587	463,185
Residential Asset Mortgage Products, Series 2003-SL1, Class M2, 7.37%, 4/25/31 ¥	544,722	95,262
Residential Funding Mortgage Securities I Trust, Series 2007-S9, Class 1A1, 6.00%, 10/25/37	477,868	414,703
Salomon Brothers Mortgage Securities VII, Series 2003-1, Class A2, 6.00%, 9/25/33 ¢	409,791	406,250

AMERICAN INCOME FUND	2014 ANNUAL REPORT	9

Schedule of Investments	June 30, 2014

American Income Fund (MRF)

DESCRIPTION	PAR	FAIR VALUE ¶

Springleaf Mortgage Loan Trust, ¢ ¥
4.44%, 6/25/58, Series 2013-1A, Class M4	$770,000	$778,532
5.30%, 12/25/59, Series 2012-3A, Class M4	750,000	775,812
3.52%, 12/25/65, Series 2013-2A, Class M1	500,000	510,642
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004-RA3, Class 2A, 6.45%, 8/25/38	71,331	75,485

		15,737,363

Total Collateralized Mortgage Obligation — Private Mortgage-Backed Securities (Cost: $21,314,943)		17,764,053

Collateralized Mortgage Obligation — U.S. Agency Mortgage-Backed Securities r — 1.5%
Fixed Rate — 1.5%
Federal National Mortgage Association,
6.57%, 2/25/42, Series 2002-W1, Class 2A	172,725	202,295
4.57%, 12/25/42, Series 2003-W1, Class B1 ¥	801,679	687,758
5.71%, 7/25/44, Series 2004-W14, Class B2 ¥	815,532	313,769

Total Collateralized Mortgage Obligation — U.S. Agency Mortgage-Backed Securities (Cost: $977,591)		1,203,822

Commercial Mortgage-Backed Securities — 13.1%
Other — 13.1%
Americold LLC Trust, Series 2010-ARTA, Class C, 6.81%, 1/14/29 ¢	405,000	478,033
Banc of America Commercial Mortgage, Series 2005-4, Class A5B, 5.00%, 7/10/45 r	500,000	519,169
Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class AM, 5.58%, 9/11/41 r	500,000	543,053
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class AJ, 5.69%, 10/15/48	500,000	483,183
FREMF Mortgage Trust, ¢ r
5.62%, 4/25/20, Series 2010-K7, Class B	235,000	265,530
4.69%, 10/25/30, Series 2011-K704, Class B	500,000	539,397
4.16%, 11/25/44, Series 2012-K706, Class B	255,000	270,357
3.89%, 2/25/45, Series 2012-K708, Class B	281,601	295,720
3.68%, 8/25/45, Series 2012-K711, Class B	500,000	518,433
2.82%, 12/25/45, Series 2013-KF02, Class B	905,177	924,919
Greenwich Capital Commercial Funding Corporation, Series 2007-GG11, Class A4, 5.74%, 12/10/49	210,000	233,458
GS Mortgage Securities Trust, Series 2007-GG10, Class A4, 6.00%, 8/10/45 r	454,025	502,771
JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2011-C4, Class C, 5.44%, 7/15/46 ¢ r	750,000	836,161
LB-UBS Commercial Mortgage Trust, r
6.32%, 4/15/41, Series 2008-C1, Class A2	300,000	341,307
6.32%, 4/15/41, Series 2008-C1, Class AM	210,000	238,917
5.87%, 9/15/45, Series 2007-C7, Class A3	452,273	508,571
Morgan Stanley Capital I, Series 2011-C1, Class C, 5.42%, 9/15/47 ¢ r	250,000	277,264
Morgan Stanley Re-Remic Trust, Series 2009-GG10, Class A4B, 6.00%, 8/12/45 ¢ r	500,000	547,963
SBA Tower Trust, 3.60%, 4/15/43 ¢	390,000	392,283
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A3, 5.25%, 12/15/43	273,347	273,784
WF-RBS Commercial Mortgage Trust, ¢ r
5.39%, 2/15/44, Series 2011-C2, Class C	250,000	279,605
5.34%, 3/15/44, Series 2011-C3, Class C	750,000	836,866
WIMC Capital Trust, Series 2012-AA, Class A1, 4.55%, 10/16/50 ¢	699,187	708,822

Total Commercial Mortgage-Backed Securities (Cost: $9,755,193)		10,815,566

Asset-Backed Securities — 25.9%
Automotive — 0.6%
CFC LLC, Series 2013-1A, Class C, 3.45%, 3/15/19 ¢	500,000	512,502

The accompanying notes are an integral part of the financial statements.

10	AMERICAN INCOME FUND	2014 ANNUAL REPORT

American Income Fund (MRF)

DESCRIPTION	PAR	FAIR VALUE ¶

Home Equity — 16.0%
Bayview Financial Acquisition Trust,
6.07%, 2/25/33, Series 2003-AA, Class M3 ¢ r ¥	$285,409	$287,230
5.50%, 12/28/35, Series 2005-D, Class AF4 r	750,000	736,575
5.64%, 11/28/36, Series 2006-C, Class 1A2	262,439	264,645
5.85%, 11/28/36, Series 2006-C, Class 1A5	359,516	357,656
5.66%, 12/28/36, Series 2006-D, Class 1A2	234,151	234,309
5.70%, 2/28/41, Series 2006-A, Class 1A5	633,239	646,833
Chase Funding Mortgage Asset Backed Trust, Series 2003-3, Class1A5, 4.66%, 3/25/33	341,172	351,041
Citifinancial Mortgage Securities, Series 2003-2, Class AF4, 4.60%, 5/25/33	1,233,626	1,224,878
Countrywide Asset-Backed Certificates, Series 2007-4, Class A2, 5.53%, 4/25/47 r	576,435	554,982
Credit-Based Asset Servicing and Securitization LLC, Series 2007-SP1, Class A4, 6.02%, 12/25/37 ¢	750,000	793,136
GMAT Trust, Series 2013-1A, Class M, 5.00%, 11/25/43 ¢ r ¥	500,000	478,051
HLSS Servicer Advance Receivables Backed Notes, ¢
4.94%, 10/15/45, Series 2012-T2, Class D2	750,000	768,075
4.46%, 1/15/48, Series 2013-T1, Class D3	900,000	915,300
Home Equity Mortgage Trust, Series 2004-6, Class M2, 5.82%, 4/25/35 ¥	602,145	617,448
Nationstar Agency Advance Funding Trust, ¢
4.21%, 2/18/48, Series 2013-T2A, Class DT2	350,000	349,993
7.39%, 2/18/48, Series 2013-T2A, Class FT2 ¥	525,000	529,153
Nationstar Mortgage Advance Receivable Trust, Series 2013-T3, Class D3, 3.82%, 6/22/48 ¢	1,400,000	1,385,300
New Residential Advance Receivables Trust Advance Receivables Backed, Series 2014-T1, Class G1, 5.93%, 3/15/45 ¢ ¥	1,000,000	1,000,000
Renaissance Home Equity Loan Trust, Series 2005-4, Class A6, 5.75%, 2/25/36	604,532	533,250
Residential Asset Securities Trust, Series 2004-KS1, Class AI5, 5.22%, 2/25/34	850,000	899,074
Residential Funding Mortgage Securities II, Series 2003-HI4, Class M1, 6.03%, 2/25/29	281,167	266,000

		13,192,929

Manufactured Housing — 6.4%
ACE Securities Corporation, Manufactured Housing Trust, Series 2003-MH1, Class M1, 6.50%, 8/15/30 ¢ r	450,178	481,497
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A3, 4.35%, 4/15/40	241,791	247,672
Mid-State Capital Trust,
6.01%, 8/15/37, Series 2004-1, Class A	716,361	750,415
5.75%, 1/15/40, Series 2005-1, Class A	1,033,765	1,103,296
5.25%, 12/15/45, Series 2010-1, Class M ¢	946,005	981,204
Mid-State Trust XI, Series 11,Class M1, 5.60%, 7/15/38	395,008	415,923
Origen Manufactured Housing,
6.64%, 1/15/35, Series 2004-A, Class M2 r	521,484	568,691
5.73%, 11/15/35, Series 2004-B, Class M1 r	212,699	222,872
5.99%, 1/15/37, Series 2005-B, Class M1	481,153	504,238

		5,275,808

Other ¢ — 2.9%
321 Henderson Receivables LLC,
6.15%, 10/15/48, Series 2007-3A, Class A	568,339	642,401
9.31%, 7/15/61, Series 2010-1A, Class B	486,425	612,086
6.77%, 10/17/61, Series 2012-2A, Class B	500,000	582,930
7.14%, 2/15/67, Series 2012-1A, Class B	500,000	597,137

		2,434,554

Total Asset-Backed Securities (Cost: $20,410,560)		21,415,793

Investment Grade Corporate Bonds — 6.1%
Basic Industry — 1.4%
Alcoa, 5.40%, 4/15/21	350,000	379,681
Freeport-McMoRan Copper & Gold, 3.55%, 3/1/22	500,000	495,150
Vale Overseas, 4.38%, 1/11/22	300,000	308,010

		1,182,841

AMERICAN INCOME FUND	2014 ANNUAL REPORT	11

Schedule of Investments	June 30, 2014

American Income Fund (MRF)

DESCRIPTION	PAR/ SHARES	FAIR VALUE ¶

Consumer Cyclical — 1.3%
Computer Sciences, 4.45%, 9/15/22	$1,000,000	$1,048,540

Energy — 0.6%
Transocean, 3.80%, 10/15/22	500,000	494,861

Finance — 2.1%
Bank of America, 5.00%, 5/13/21	500,000	558,095
Citigroup, 4.50%, 1/14/22	500,000	543,501
Goldman Sachs Group, 6.00%, 6/15/20	500,000	582,802

		1,684,398

Insurance — 0.3%
Lincoln National, 6.05%, 4/20/67 r	250,000	252,813

Real Estate — 0.4%
CommonWealth REIT, 5.88%, 9/15/20	300,000	326,662

Total Investment Grade Corporate Bonds (Cost: $4,712,756)		4,990,115

Preferred Stocks — 1.8%
Banking — 0.5%
Bank of America, Series 5	19,000	405,650

Basic Industry — 0.2%
ArcelorMittal	7,500	168,675

Finance — 0.9%
Bank of America, Series L	200	233,375
First Niagara Financial Group, Series B	8,000	232,800
Goldman Sachs Group, Series J	12,000	294,000

		760,175

Real Estate Investment Trusts — 0.2%
LaSalle Hotel Properties, Series H	5,000	129,063

Total Preferred Stocks (Cost: $1,264,856)		1,463,563

Closed-End Funds — 0.6%
Blackrock Credit Allocation Income Trust IV	32,000	440,000
Pioneer Floating Rate Trust	7,000	87,290

Total Closed-End Funds (Cost: $486,936)		527,290

Short-Term Investment — 1.7%
Money Market Fund — 1.7%
First American Prime Obligations Fund, Class Z, 0.06% W	1,440,279	1,440,279

Total Short-Term Investments (Cost: $1,440,279)		1,440,279

Total Investments ▲ — 141.5% (Cost: $116,216,069)		116,859,483

Other Assets and Liabilities, Net — (41.5)%		(34,301,878)

Total Net Assets — 100.0%		$82,557,605

The accompanying notes are an integral part of the financial statements.

12	AMERICAN INCOME FUND	2014 ANNUAL REPORT

American Income Fund (MRF)

¶	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

¢	Securities purchased within terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, which may be sold only to dealers in that program or other “qualified institutional buyers”. On June 30, 2014, the total fair value of these investments was $37,829,098 or 45.8% of total net assets.

r	Variable Rate Security — The rate shown is the net coupon rate in effect as of June 30, 2014.

a	Securities pledged as collateral for outstanding reverse repurchase agreements. On June 30, 2014, securities valued at $25,097,818 were pledged as collateral for the following outstanding reverse repurchase agreements:

Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
$23,902,000	6/5/14	0.37%	7/2/14	$6,387	(1)

*	Interest rate as of June 30, 2014. Rate is based on one-month London Interbank Offered Rate (“LIBOR”) plus a spread and reset monthly.

(1) Goldman Sachs:
Federal Home Loan Mortgage Corporation, 3.00%, 1/1/29, $3,864,903 par
Federal Home Loan Mortgage Corporation, 3.00%, 4/1/43, $4,711,978 par
Federal Home Loan Mortgage Corporation, 3.50%, 1/1/44, $2,600,783 par
Federal Home Loan Mortgage Corporation, 3.50%, 2/1/44, $2,610,182 par
Federal Home Loan Mortgage Corporation Gold, 6.50%, 11/1/28, $56,168 par
Federal National Mortgage Association, 7.00%, 7/1/17, $37,442 par
Federal National Mortgage Association, 5.00%, 11/1/18, $71,238 par
Federal National Mortgage Association, 5.00%, 2/1/21, $112,137 par
Federal National Mortgage Association, 3.50%, 12/1/26, $2,085,393 par
Federal National Mortgage Association, 3.50%, 1/1/27, $2,015,432 par
Federal National Mortgage Association, 6.00%, 5/1/29, $84,845 par
Federal National Mortgage Association, 7.00%, 9/1/31, $40,784 par
Federal National Mortgage Association, 5.50%, 6/1/33, $57,885 par
Federal National Mortgage Association, 6.00%, 1/1/34, $125,437 par
Federal National Mortgage Association, 5.50%, 2/1/34, $293,129 par
Federal National Mortgage Association, 6.00%, 3/1/34, $158,347 par
Federal National Mortgage Association, 6.00%, 1/1/35, $179,675 par
Federal National Mortgage Association, 5.00%, 7/1/35, $148,779 par
Federal National Mortgage Association, 5.50%, 3/1/36, $79,884 par
Federal National Mortgage Association, 6.00%, 6/1/36, $268,215 par
Federal National Mortgage Association, 5.50%, 4/1/37, $231,878 par
Federal National Mortgage Association, 5.00%, 6/1/37, $304,797 par
Federal National Mortgage Association, 5.50%, 6/1/38, $231,743 par
Federal National Mortgage Association, 3.50%, 2/1/44, $2,995,533 par
Government National Mortgage Association, 1.63%, 12/20/22, $106,692 par
Government National Mortgage Association, 5.50%, 8/15/33, $419,288 par
Government National Mortgage Association, 6.00%, 7/15/34, $232,231 par

«	Security purchased on a when-issued basis. On June 30, 2014, the total cost of investments purchased on a when-issued basis was $10,483,984 or 12.7% of total net assets. See note 2 in the Notes to Financial Statements.

¥	Security considered illiquid. As of June 30, 2014, the fair value of these investments was $8,434,059 or 10.2% of total net assets. See note 2 in Notes to Financial Statements.

¿	Security is currently in default with regards to scheduled interest and/or principal payments.

W	Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for the fund. The rate shown is the annualized seven-day effective yield as of June 30, 2014. See note 2 in Notes to Financial Statements.

▲	On June 30, 2014, the cost of investments for federal income tax purposes was $116,795,581. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$4,369,792
Gross unrealized depreciation	(4,305,890)

Net unrealized appreciation	$63,902

REIT–Real Estate Investment Trust

AMERICAN INCOME FUND	2014 ANNUAL REPORT	13

Schedule of Investments	June 30, 2014

American Income Fund (MRF)

Schedule of Open Futures Contracts

Description	Settlement Month	Number of Contracts Sold	Notional Contract Value	Unrealized Appreciation
U.S. Treasury 2 Year Note Futures	September 2014	3	$(658,781)	$694
U.S. Treasury 5 Year Note Futures	September 2014	121	(14,454,774)	27,428
U.S. Treasury 10 Year Note Futures	September 2014	91	(11,390,641)	7,231
U.S. Treasury Long Bond Futures	September 2014	15	(2,057,813)	13,509

				$48,862

The accompanying notes are an integral part of the financial statements.

14	AMERICAN INCOME FUND	2014 ANNUAL REPORT

Statement of Assets and Liabilities	June 30, 2014

Assets:
Unaffiliated investments, at fair value (Cost: $114,775,790) (note 2)	$115,419,204
Affiliated money market fund, at fair value (Cost: $1,440,279)	1,440,279
Cash collateral for futures contracts	275,000
Receivable for accrued dividends and interest	716,788
Receivable for accrued dividends in affiliated money market fund	12
Prepaid expenses and other assets	461

Total assets	117,851,744

Liabilities:
Payable for investments purchased	11,229,062
Payable for reverse repurchase agreements (note 2)	23,902,000
Bank overdraft	977
Payable for investment advisory fees	43,081
Payable for administration fees	6,736
Payable for futures variation margin (note 2)	19,930
Payable for postage and printing fees	4,425
Payable for audit fees	36,631
Payable for legal fees	16,293
Payable for pricing fees	1,321
Payable for transfer agent fees	7,809
Payable for interest expense	6,387
Payable for other expenses	19,487

Total liabilities	35,294,139

Net assets applicable to outstanding capital stock	$82,557,605

Composition of net assets:
Capital stock and additional paid-in capital	$82,455,460
Distributions in excess of net investment income	36,910
Accumulated net realized loss on investments and futures contracts	(627,041)
Net unrealized appreciation of investments	643,414
Net unrealized appreciation of futures contracts	48,862

Total–representing net assets applicable to capital stock	$82,557,605

Net asset value and market price of capital stock:
Net assets applicable to capital stock	$82,557,605
Shares outstanding (authorized 200 million shares of $0.01 par value)	9,464,150
Net asset value per share	$8.72
Market price per share	$7.77

The accompanying notes are an integral part of the financial statements.

AMERICAN INCOME FUND	2014 ANNUAL REPORT	15

Statement of Operations

	Ten-Month Period Ended 6/30/14*	Year Ended 8/31/13
Investment Income:
Interest from unaffiliated investments	$4,517,157	$5,845,074
Dividends from unaffiliated investments	116,571	130,502
Dividends from affiliated money market fund	119	733

Total investment income	4,633,847	5,976,309

Expenses (note 3):
Investment advisory fees	436,265	526,687
Interest expense	36,824	31,841
Administration fees	67,118	80,807
Custodian fees	3,555	4,089
Postage and printing fees	23,584	28,244
Transfer agent fees	18,361	20,743
Listing fees	23,566	23,816
Directors’ fees	52,513	72,912
Legal fees	27,141	36,033
Audit fees	58,783	55,268
Insurance fees	35,529	29,882
Pricing fees	7,732	9,457
Other expenses	27,993	35,200

Total expenses	818,964	954,979

Less: Fee reimbursements (note 3)	(913)	(1,965)
Less: Indirect payments from custodian (note 3)	(6)	(53)

Total net expenses	818,045	952,961

Net investment income	3,815,802	5,023,348

Net realized and unrealized gains (losses) on investments and futures contracts (notes 2 and 4):
Net realized gain (loss) on:
Investments	2,196,299	1,057,050
Futures contracts	(935,053)	794,371
Net change in unrealized appreciation or depreciation of:
Investments	2,325,767	(3,025,776)
Futures contracts	113,785	29,936

Net gain (loss) on investments and futures contracts	3,700,798	(1,144,419)

Net increase in net assets resulting from operations	$7,516,600	$3,878,929

*	See note 1 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

16	AMERICAN INCOME FUND	2014 ANNUAL REPORT

Statements of Changes in Net Assets

	Ten-Month Period Ended 6/30/14*	Year Ended 8/31/13	Year Ended 8/31/12
Operations:
Net investment income	$3,815,802	$5,023,348	$5,564,997
Net realized gain (loss) on:
Investments	2,196,299	1,057,050	183,005
Futures contracts	(935,053)	794,371	(817,762)
Net change in unrealized appreciation or depreciation of:
Investments	2,325,767	(3,025,776)	1,682,296
Futures contracts	113,785	29,936	(96,871)

Net increase in net assets resulting from operations	7,516,600	3,878,929	6,515,665

Distributions to shareholders (note 2):
From net investment income	(3,861,373)	(5,207,765)	(5,673,873)
From return of capital	—	(134,748)	(146,607)

Total distributions	(3,861,373)	(5,342,513)	(5,820,480)

Total increase (decrease) in net assets	3,655,227	(1,463,584)	695,185

Net assets at beginning of period	78,902,378	80,365,962	79,670,777

Net assets at end of period	$82,557,605	$78,902,378	$80,365,962

Distribution in excess of net investment income	$36,910	$(7,843)	$(5,235)

*	See note 1 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

AMERICAN INCOME FUND	2014 ANNUAL REPORT	17

Statements of Cash Flows

	Ten-Month Period Ended 6/30/14*	Year Ended 8/31/13
Cash flows from operating activities:
Net increase in net assets resulting from operations	$7,516,600	$3,878,929
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(294,274,148)	(331,207,414)
Proceeds from sales of investments	275,475,012	337,606,009
Net purchases/sales of short-term investments	224,265	(897,278)
Net amortization/accretion of bond discount and premium	(97,251)	(216,204)
Net change in unrealized appreciation or depreciation of investments	(2,439,552)	2,995,840
Net realized loss on investments	(1,261,246)	(1,851,421)
Decrease in receivable for accrued interest and dividends	60,087	57,835
(Increase) decrease in prepaid expenses and other assets	35,500	(4,433)
(Increase) decrease in receivable for futures variation margin	(798,236)	756,057
Increase in receivable from collateral on futures contracts	(20,000)	(105,000)
Increase in accrued fees and expenses	26,126	8,988

Net cash provided by (used in) operating activities	(15,552,843)	11,021,908

Cash flows from financing activities:
Net proceeds (payments) from reverse repurchase agreements	19,414,000	(5,674,998)
Distributions paid to shareholders	(3,861,373)	(5,342,513)

Net cash provided by (used in) financing activities	15,552,627	(11,017,511)

Net increase (decrease) in cash	(216)	4,397
Bank overdraft at beginning of period	(761)	(5,158)

Bank overdraft at end of period	$(977)	$(761)

Supplemental disclosure of cash flow information:
Cash paid for interest	$31,469	$33,005

*	See note 1 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

18	AMERICAN INCOME FUND	2014 ANNUAL REPORT

Financial Highlights

Per-share data for an outstanding common share throughout each period and selected information for each period are as follows:

	Ten-Month Period Ended June 30, 2014*	Year Ended August 31,
		2013	2012	2011	2010	2009
Per-Share Data
Net asset value, beginning of period	$8.34	$8.49	$8.42	$8.37	$7.50	$7.51

Operations:
Net investment income	0.40	0.53	0.59	0.63	0.71	0.65
Net realized and unrealized gain on investments, futures contracts, and swap agreements	0.39	(0.12)	0.10	0.08	0.91	(0.03)

Total from operations	0.79	0.41	0.69	0.71	1.62	0.62

Distributions to shareholders:
From net investment income	(0.41)	(0.56)	(0.60)	(0.66)	(0.72)	(0.63)
Tax return of capital	—	—	(0.02)	—	(0.03)	—

Total distributions to shareholders	(0.41)	(0.56)	(0.62)	(0.66)	(0.75)	(0.63)

Net asset value, end of period	$8.72	$8.34	$8.49	$8.42	$8.37	$7.50

Market value, end of period	$7.77	$7.25	$8.10	$7.72	$8.64	$7.15

Selected Information
Total return, net asset value [1]	9.68%[4]	4.93%	8.56%	8.75%	22.59%	9.64%
Total return, market value [2]	13.10%[4]	(4.19)%	13.58%	(3.15)%	32.84%	10.70%
Net assets at end of period (in millions)	$83	$79	$80	$80	$79	$71
Ratio of expenses to average weekly net assets excluding interest expense before fee reimbursements	1.16%[5]	1.14%	1.19%	1.11%	1.03%	1.06%
Ratio of expenses to average weekly net assets excluding interest expense after fee reimbursements	1.16%[5]	1.14%	1.19%	1.11%	1.03%	1.06%
Ratio of expenses to average weekly net assets applicable to outstanding common shares before fee reimbursements	1.22%[5]	1.18%	1.25%	1.17%	1.11%	1.56%
Ratio of expenses to average weekly net assets applicable to outstanding common shares after fee reimbursements	1.22%[5]	1.18%	1.25%	1.17%	1.11%	1.56%
Ratio of net investment income to average weekly net assets applicable to outstanding common shares before fee reimbursements	5.68%[5]	6.20%	7.05%	7.37%	8.88%	9.55%
Ratio of net investment income to average weekly net assets applicable to outstanding common shares after fee reimbursements	5.68%[5]	6.20%	7.05%	7.37%	8.88%	9.55%
Portfolio turnover rate	251%	310%	260%	265%	273%	140%
Amount of borrowings outstanding at end of period (in millions)	$24	$4	$10	$14	$19	$19
Per-share amount of borrowings outstanding at end of period	$2.53	$0.47	$1.07	$1.50	$2.00	$2.06
Per-share amount of net assets, excluding borrowings, at end of period	$11.25	$8.81	$9.56	$9.92	$10.37	$9.56
Asset coverage ratio [3]	445%	1,858%	891%	659%	517%	464%

*	See note 1 in the Notes to Financial Statements.
[1]	Assumes reinvestment of distributions at net asset value.
[2]	Assumes reinvestment of distributions at actual prices pursuant to the fund’s dividend reinvestment plan.
[3]	Represents net assets, excluding borrowings, at end of period divided by borrowings outstanding at end of period.
[4]	Total return has not been annualized.
[5]	Annualized.

The accompanying notes are an integral part of the financial statements.

AMERICAN INCOME FUND	2014 ANNUAL REPORT	19

Notes to Financial Statements

(1)	Organization

American Income Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a diversified, closed-end management investment company. The fund invests in fixed-income securities including but not limited to, U.S. government securities, residential and commercial mortgage-backed securities, asset-backed securities, high yield bonds, corporate debt obligations, municipal obligations, preferred stocks, convertible securities, and dollar denominated debt obligations of foreign governments. The fund will invest at least 65% of its total assets in investment-grade securities under normal market conditions. No more than 35% of the fund’s total assets may be held in high-yield issues. The fund is authorized to borrow funds or issue senior securities in amounts not exceeding 33 1/3% of its total assets. Fund shares are listed on the New York Stock Exchange (“NYSE”) under the symbol MRF.

On May 12, 2014, the Board approved a fiscal year end change for the fund from August 31 to June 30.

(2)	Summary of Significant Accounting Policies

Security Valuations

Security valuations for the fund’s investments are generally furnished by an independent pricing service that has been approved by the fund’s board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the Nasdaq national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the fund utilizes the Nasdaq Official Closing Price which compares the last trade to the bid/ask price of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last trade is below the bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price.

Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost which approximates market value.

When held by the fund exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by the fund’s investment advisor, U.S. Bancorp Asset Management, Inc. (“USBAM”), on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities, indices, and currencies traded on Nasdaq or listed on a stock exchange, whether domestic or foreign, are valued at the last sale price on Nasdaq or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service. Swaps and over-the-counter options on securities, indices, and currencies are valued at the quotations received from an independent pricing service, if available.

When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the fund’s board of directors. As of June 30, 2014, the fund held no internally fair valued securities.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

20	AMERICAN INCOME FUND	2014 ANNUAL REPORT

GAAP requires disclosures regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a three-tier fair value hierarchy for observable and unobservable inputs used in measuring fair value. Observable inputs reflect the assumptions market participants would use in pricing an asset or liability and are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. Fair value inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, with similar interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments). Generally, the types of securities included in Level 3 of the fund are securities for which there are limited or no observable fair value inputs available, and as such the fair value is determined through independent broker quotations or management’s fair value procedures established by the fund’s board of directors.

The fair value levels are not necessarily an indication of the risk associated with investing in these investments.

As of June 30, 2014, the fund’s investments were classified as follows:

	Level 1	Level 2	Level 3	Total Fair Value
Investments
High Yield Corporate Bonds	$—	$21,562,107	$—	$21,562,107
U.S. Government Agency Mortgage-Backed Securities	—	35,676,895	—	35,676,895
Collateralized Mortgage Obligation – Private Mortgage-Backed Securities	—	17,764,053	—	17,764,053
Collateralized Mortgage Obligation – U.S. Agency Mortgage-Backed Securities	—	1,203,822	—	1,203,822
Commercial Mortgage-Backed Securities	—	10,815,566	—	10,815,566
Asset-Backed Securities	—	19,536,647	1,879,146	21,415,793
Investment Grade Corporate Bond	—	4,990,115	—	4,990,115
Preferred Stocks	1,230,188	233,375	—	1,463,563
Closed-End Fund	527,290	—	—	527,290
Short-Term Investments	1,440,279	—	—	1,440,279

Total Investments	$3,197,757	$111,782,580	$1,879,146	$116,859,483

Refer to Schedule of Investments for further industry breakout.

As of June 30, 2014, the fund’s investments in other financial instruments* were classified as follows:

	Level 1	Level 2	Level 3	Total Fair Value
Futures Contracts Outstanding	$48,862	$—	$—	$48,826

Total Other Financial Instruments	$48,862	$—	$—	$48,826

* Other financial instruments are derivative instruments such as futures and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument.

AMERICAN INCOME FUND	2014 ANNUAL REPORT	21

Notes to Financial Statements

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	High Yield Corporate Bonds	Collateralized Mortgage Obligation — Private Mortgage- Backed Securities	Asset- Backed Securities	Total Fair Value
Balance as of August 31, 2013	$251,982	$406,913	$1,364,886	$2,023,781
Accrued discounts/premiums	(53)	33	134	114
Realized gain (loss)	8,484	(26,752)	3,235	(15,033)
Net change in unrealized appreciation or depreciation	(7,225)	14,319	10,891	17,985
Purchases	—	—	1,000,000	1,000,000
Sales	(253,188)	(394,513)	(500,000)	(1,147,701)
Transfers between categories (note 2)	—	—	—	—

Balance as of June 30, 2014	$—	$—	$1,879,146	$1,879,146

Net change in unrealized appreciation or depreciation during the period of Level 3 investments held as of June 30, 2014	$—	$—	$9,015	$9,015

For the ten-month period ending June 30, 2014, the fund recognized no transfers between Level 1 and Level 2. Transfers into or out of Level 3 are shown using beginning of period values.

Valuation Methodologies for Fair Value Measurements Categorized within Levels 2 and 3

Debt obligations

High Yield Corporate Bonds, U.S. Government Agency Mortgage-Backed Securities, Collateralized Mortgage Obligation — Private Mortgage-Backed Securities, Collateralized Mortgage Obligation — U.S. Agency Mortgage-Backed Securities, Commercial Mortgage-Backed Securities, Asset-Backed Securities, and Investment Grade Corporate Bonds are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. When the price provided by a pricing service is based on a sole broker quote, the value is categorized as Level 3 by the fund.

Preferred Stocks

When the price provided by a pricing service for a preferred stock is based on a sole broker quote, the value is categorized as Level 3 by the fund.

Quantitative Information about Level 3 Fair Value Measurements

Investments	Fair Value at June 30, 2014	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Asset-Backed Securities`	$1,879,146	Broker Quote	N/A	N/A

Valuation Process for Fair Value Measurements Categorized within Level 3

The fund’s board of directors (the “board”) has adopted policies and procedures for the valuation of the fund’s investments (the “valuation procedures”). The valuation procedures established a valuation committee consisting of representatives from USBAM investment management, legal, treasury and compliance departments (the “valuation committee”). The board has authorized the valuation committee to make fair value determinations in accordance with the valuation procedures. The audit committee of the board meets on a regular basis to, among other things, review fair value determinations made by the valuation committee, monitor the appropriateness of

22	AMERICAN INCOME FUND	2014 ANNUAL REPORT

any previously determined fair value methodology, and approve in advance any proposed changes to such methodology, and presents such changes for ratification by the board.

Security Transactions and Investment Income

For financial statement purposes, the fund records security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including accretion of bond discounts and amortization of bond premiums, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. The resulting gain/loss is calculated as the difference between the sales price and the underlying cost of the security on the transaction date.

Distributions to Shareholders

Distributions from net investment income are declared and paid on a monthly basis. Any net realized capital gains on sales of securities for the fund are distributed to shareholders at least annually. Such distributions are payable in cash or, pursuant to the fund’s dividend reinvestment plan, reinvested in additional shares of the fund’s capital stock. Under the plan, fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the fund may issue new shares at a discount of up to 5% from the current market price.

Federal Taxes

The fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required.

As of June 30, 2014, the fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable taxing authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

Net investment income and net realized gains and losses may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to straddle loss deferrals & reversals, paydown gains and losses, and the tax recognition of mark-to-market gains and losses on open futures contracts. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the fiscal period that the differences arise.

On the Statement of Assets and Liabilities, the following reclassification were made:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Losses)	Additional Paid-in Capital (Reduction)
$90,324	$(85,992)	$(4,332)

The character of distributions made during the fiscal period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the fiscal period that the income or realized gains or losses were recorded by the fund.

AMERICAN INCOME FUND	2014 ANNUAL REPORT	23

Notes to Financial Statements

The character of distributions paid during the ten-month period ended June 30, 2014 and the fiscal year ended August 31, 2013, were as follows:

	6/30/14	8/31/13
Distributions paid from:
Ordinary income	$3,861,373	$5,207,765,
Return of Capital	—	134,748

Total	$3,861,373	$5,342,513

As of June 30, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$43,478
Unrealized appreciation (depreciation)	63,902
Other accumulated gain (loss)	(5,235)

Accumulated earnings (deficits)	$102,145

Under the Regulated Investment Company Modernization Act of 2010, the funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law.

For federal income tax purposes, the fund had no capital loss carryovers at June 30, 2014.

During the ten-month period ended June 30, 2014, the fund utilized $1,349,009 of capital loss carryovers.

Derivatives

The fund may invest in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. The fund’s investment objective allows the fund to enter into various types of derivative contracts, including, but not limited to, futures contracts, foreign exchange contracts, credit default swaps, interest rate swaps, total return swaps, currency swaps, and purchased and written options. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements that may expose the fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. The fund will limit its investments in derivatives to the extent necessary for the fund and USBAM to each claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator.

Futures Transactions

In order to protect against changes in interest rates, the fund may buy and sell interest rate futures contracts. Upon entering into a futures contract, the fund is required to deposit cash or pledge U.S. Government securities. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the fund each day (daily variation margin) and recorded as unrealized gains (losses) until the contract is closed. When the contract is closed, the fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the fund’s basis in the contract.

Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the fund could lose more than the original margin deposit required to initiate a futures transaction. These contracts involve market risk in excess of the amount reflected in the fund’s Statement of Assets and Liabilities. Unrealized gains (losses) on outstanding positions in futures contracts held at the close of the period will be recognized as capital gains (losses) for federal income tax purposes. As of June 30, 2014, the fund had outstanding futures contracts as disclosed in the Schedule of Investments.

24	AMERICAN INCOME FUND	2014 ANNUAL REPORT

Swap Agreements

The fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The fund may enter into credit default, interest rate, and total return swap agreements to manage exposure to credit and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swap agreements are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap agreement is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received by the fund is included as part of interest from unaffiliated investments on the Statements of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

Credit Default Swaps

The fund is subject to credit risk in the normal course of pursuing its investment objective. The fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the reference entity or index. As a seller of protection on credit default swap agreements, the fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap.

If a fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference entity, other deliverable obligations or underlying securities comprising the reference index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference entity or underlying securities comprising the reference index. If the fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference entity, other deliverable obligations or underlying securities comprising the reference index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference entity or underlying securities comprising the reference index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments

AMERICAN INCOME FUND	2014 ANNUAL REPORT	25

Notes to Financial Statements

required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. As of June 30, 2014, the fund had no outstanding credit default swap agreements.

Interest Rate Swaps

The fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the fund may enter into interest rate swap contracts. Interest rate swap agreements involve the exchange by the fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty. As of June 30, 2014, the fund had no outstanding interest rate swap agreements.

Total Return Swaps

Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. As of June 30, 2014, the fund had no outstanding total return swap agreements.

Options Transactions

The fund may utilize options in an attempt to manage market or business risk or enhance its yield. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current value of the option written. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that is purchased upon exercise of the option.

26	AMERICAN INCOME FUND	2014 ANNUAL REPORT

Purchased options are recorded as investments and marked-to-market daily to reflect the current value of the option contract. If a purchased option expires, a loss is realized in the amount of the cost of the option. If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option. If a put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid. As of June 30, 2014, the fund had no written or purchased options outstanding.

Derivatives Support

For the ten-month period ended June 30, 2014, the quarterly average gross notional amounts of the derivatives held by the fund were $26,862,070 for futures held short.

As of June 30, 2014, the fund’s asset and liability values of derivative instruments categorized by risk exposure were classified as follows:

Liability Derivatives	Statement of Assets and Liabilities Location	Value
Interest Rate Contracts	Receivables, Net Assets-Unrealized Appreciation*	$48,862

Balance as of June 30, 2014		$48,862

* Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes to the fund’s Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the ten-month period ended June 30, 2014 and fiscal year ended August 31, 2013:

Amount of realized gain (loss) on derivatives recognized in income:

	6/30/14	8/31/13
Interest Rate Futures Contracts	$(935,053)	$794,371

Change in unrealized appreciation (depreciation) on derivatives recognized in income:

	6/30/14	8/31/13
Interest Rate Futures Contracts	$113,785	$29,936

Securities Purchased on a When-Issued Basis

Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place up to a month or more after the transaction date. Such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The fund segregates assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund’s net asset value if the fund makes such purchases while remaining substantially fully invested. As of June 30, 2014, the fund had when-issued or forward-commitment securities outstanding with a total cost of $10,483,984.

In connection with the ability to purchase securities on a when-issued basis, the fund may also enter into dollar rolls in which the fund sells securities purchased on a forward-commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon, and maturity), but not identical securities on a specified future date. As an inducement for the fund to “rollover” its purchase commitments, the fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. Dollar rolls are considered a form of leverage. As of and for the period ended June 30, 2014, the fund had no dollar roll transactions.

AMERICAN INCOME FUND	2014 ANNUAL REPORT	27

Notes to Financial Statements

Illiquid or Restricted Securities

A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the security is valued by the fund. Illiquid securities may be valued under methods approved by the fund’s board of directors as reflecting fair value. The fund intends to invest no more than 25% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the fund’s board of directors as reflecting fair value. Certain restricted securities eligible for resale to qualified institutional investors, including rule 144A securities, are not subject to the limitation on a fund’s investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the fund’s board of directors. As of June 30, 2014, the fund held 21 illiquid securities, the value of which was $8,434,059, which represents 10.2% of total net assets.

Information concerning illiquid securities, including restricted securities considered to be illiquid, is as follows:

Securities	Par	Date Acquired	Cost Basis
Banc of America Funding, Series 2007-4, Class 1A2, 5.50%, 6/25/37	$363,314	9/07	$351,916
Bayview Financial Acquisition Trust, Series 2003-AA, Class M3, 6.07%, 2/25/33	285,409	5/12	278,110
CAM Mortgage Trust, Series 2014-1, Class M, 5.50%, 12/15/53	400,000	1/14	398,151
Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-11, Class 6A7 6.00%, 12/25/35	1,000,000	5/06	972,791
Federal National Mortgage Association,
4.57%, 12/25/42, Series 2003-W1, Class B1	801,679	9/10	539,705
5.71%, 7/25/44, Series 2004-W14, Class B2	815,532	3/11	258,437
First Horizon Alternative Mortgage Securities, Series 2005-FA5, Class 3A2, 5.50%, 8/25/35	590,713	9/07	567,970
GMAT Trust, Series 2013-1A, Class M, 5.00%, 11/25/43	500,000	11/13	480,074
GSMPS Mortgage Loan Trust,
6.05%, 4/25/36, Series 2006-RP2, Class B1	1,370,248	8/11	493,883
6.05%, 4/25/36, Series 2006-RP2, Class B2	1,233,943	3/11	356,928
6.68%, 3/25/43, Series 2003-1, Class B2	1,223,004	5/03	1,300,757
Home Equity Mortgage Trust, Series 2004-6, Class M2, 5.82%, 4/25/35	602,146	3/09	257,647
Impac Secured Assets Corporation, Series 2000-3, Class M1, 8.00%, 10/25/30	418,256	3/08	371,416
Nationstar Agency Advance Funding Trust, Series 2013-T2A, Class FT2, 7.39%, 2/18/48	525,000	1/13	524,984
New Residential Advance Receivables Trust Advance Receivables Backed, Series 2014-T1, Class G1, 5.93%, 3/15/45	1,000,000	3/14	1,000,000
Nomura Asset Acceptance Corporation, Series 2004-R2, Class B1, 6.74%, 10/25/34	715,587	9/04	735,553
Residential Asset Mortgage Products, Series 2003-SL1, Class M2, 7.37%, 4/25/31	544,722	10/03	563,030
Springleaf Mortgage Loan Trust,
4.44%, 6/25/58, Series 2013-1A, Class M4	770,000	4/13	768,568
5.30%, 12/25/59, Series 2012-3A, Class M4	750,000	10/12	749,668
3.52%, 12/25/65, Series 2013-2A, Class M1	500,000	7/13	481,956
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR3, Class B1, 2.34%, 6/25/33	242,996	6/03	248,898

Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of a portfolio-eligible security by the fund coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements may increase volatility of the fund’s net asset value and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with that borrowed money. Reverse repurchase agreements are considered to be borrowings by the fund and are subject to the fund’s overall restriction on borrowing, under which it must maintain asset coverage of at least 300%. For the period ended June 30, 2014, the weighted average borrowings outstanding were $12,342,523. The weighted average interest rate paid by the fund on such borrowings was 0.36%.

28	AMERICAN INCOME FUND	2014 ANNUAL REPORT

The table below shows the offsetting assets and liabilities relating to the reverse repurchase agreements shown on the Statement of Assets and Liabilities:

	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Description				Financial Instruments	Collateral Pledged (Received)	Net Amount (1)
Reverse Repurchase Agreements	$23,902,000	$—	$23,902,000	$—	$23,902,000	$—

(1)

Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts. Net amount excludes exchange traded derivatives.

Repurchase Agreements

Securities pledged as collateral for repurchase agreements are held by the fund’s custodian or sub-custodian until maturity of the repurchase agreement. All agreements require that the daily market value of the collateral be in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default. June 30, 2014, the fund had no outstanding repurchase agreements.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from these estimates.

(3)	Fees and Expenses

Investment Advisory Fees

Pursuant to an investment advisory agreement, USBAM, a subsidiary of U.S. Bank National Association (“U.S. Bank”), manages the fund’s assets and furnishes related office facilities, equipment, research, and personnel. The agreement provides USBAM with a monthly investment advisory fee in an amount equal to an annualized rate of 0.65% of the fund’s average weekly net assets. For its fee, USBAM provides investment advice and, in general, conducts the management and investment activities of the fund.

The fund may invest in related money market funds that are a series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to USBAM, which acts as the investment advisor to both the fund and the related money market funds, USBAM will reimburse the fund an amount equal to that portion of USBAM’s investment advisory fee received from the related money market funds that is attributable to the assets of the fund. These reimbursements, if any, are disclosed as “Fee reimbursements” in the Statement of Operations.

Nuveen Asset Management, LLC (“NAM”) and Nuveen Fund Advisors, Inc. (“NFA”) each serve as investment sub-advisor to the fund pursuant to separate investment sub-advisory agreements with USBAM. NAM makes investment decisions for the fund, places purchase and sale orders for the fund’s portfolio transactions, and employs the fund’s portfolio managers and the securities analysts that provide research services relating to the fund. NFA provides certain other investment sub-advisory services to the fund, including assisting in the supervision of the fund’s investment program, risk monitoring, managing the forms and level of leverage employed by the fund, assisting in dividend and distribution level determinations, providing tax advice on issues arising in connection with management of the fund’s portfolio, and assisting with pricing of the fund’s portfolio securities. USBAM pays monthly fees to NAM and NFA for the services provided under their respective sub-advisory agreements with USBAM. USBAM pays NAM and NFA a monthly fee at an annual rate of 0.45% and 0.15%, respectively, based upon average weekly net assets.

AMERICAN INCOME FUND	2014 ANNUAL REPORT	29

Notes to Financial Statements

Administration Fees

USBAM serves as the fund’s administrator pursuant to an administration agreement between USBAM and the fund. Under this administration agreement, USBAM receives a monthly administration fee equal to an annualized rate of 0.10% of the fund’s average weekly net assets. For its fee, USBAM provides numerous services to the fund including, but not limited to, handling the general business affairs, financial and regulatory reporting, and various other services.

Pursuant to a sub-administration agreement between USBAM and NFA, USBAM also pays NFA an annual fee, calculated weekly and paid monthly, equal to 0.05% of the average weekly net assets of the fund for certain administrative and other services that NFA provides to the fund.

Custodian Fees

U.S. Bank serves as the fund’s custodian pursuant to a custodian agreement with the fund. The custodian fee charged to the fund equals an annual rate of 0.005% of average weekly net assets. These fees are computed weekly and paid monthly.

Under this agreement, interest earned on uninvested cash balances is used to reduce a portion of the fund’s custodian expenses. These credits, if any, are disclosed as “Indirect payments from custodian” in the Statement of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which will increase the fund’s custodian expenses. For the ten-month period ended June 30, 2014, custodian fees were increased by $210 as a result of overdrafts and reduced by $7 as a result of interest earned.

Other Fees and Expenses

In addition to the investment advisory, administrative, and custodian fees the fund is responsible for paying most other operating expenses, including: legal, auditing and accounting services, postage and printing of shareholder reports, transfer agent fees and expenses, listing fees, outside directors’ fees and expenses, insurance, interest, taxes, and other miscellaneous expenses.

Expenses that are directly related to the fund are charged directly to the fund. Other operating expenses of the First American Family of Funds are allocated to the fund on several bases, including evenly across all funds, allocated based on relative net assets of all the funds within the First American Family of Funds, or a combination of both methods.

(4)	Investment Security Transactions

Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the ten-month period ended June 30, 2014, aggregated $280,021,220 and $275,232,856, respectively.

(5)	Indemnifications

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. However, the fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

(6)	Subsequent Event

At a Special Meeting of Shareholders held on July 28, 2014, shareholders approved proposals to engage NFA and NAM, both current sub-advisors of the Fund, as advisor and sub-advisor to the Fund, respectively. The Special Meeting was adjourned until September 30, 2014 with respect to proposal #3 (each of the other proposals were approved and the voting results thereon are presented in the Notice to Shareholders section). It is currently anticipated that the proposals approved at the July 28, 2014 Special Meeting will be effective on or about September 8, 2014.

30	AMERICAN INCOME FUND	2014 ANNUAL REPORT

Notice to Shareholders	(unaudited)

SHAREHOLDER MEETING RESULTS

A Special Meeting of the fund’s shareholders was held on July 28, 2014. Each matter voted upon at the meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes (if any) with respect to such matters, are set forth below.

(1)	To approve new advisory agreements in connection with the transition of investment advisory services to NFA.

(a)	To approve an investment management agreement between the Fund and NFA.

Shares Voted “For”	Shares Voted “Against”	Abstentions	Broker Non-Votes
5,292,057	280,418	145,948	—

(b)	To approve a sub-advisory agreement between NFA and NAM.

Shares Voted “For”	Shares Voted “Against”	Abstentions	Broker Non-Votes
5,271,648	272,522	174,253	—

(2)	To elect twelve (12) directors to the Board of Directors of the Fund to serve upon the effectiveness of the transition of investment advisory services to NFA.

Shares Voted “For”	Shares Voted “Against”	Abstentions	Broker Non-Votes
William Adams	5,392,079	320,277	—
Robert P. Bremner	5,391,437	320,919	—
Jack B. Evans	5,398,082	314,274	—
William C. Hunter	5,384,764	327,592	—
David J. Kundert	5,384,848	327,508	—
John K. Nelson	5,388,704	323,652	—
William J. Schneider	5,386,413	325,943	—
Thomas S. Schreier, Jr.	5,385,645	326,711	—
Judith M. Stockdale	5,390,157	322,199	—
Carole E. Stone	5,389,042	323,314	—
Virginia L. Stringer	5,391,515	320,841	—
Terence J. Toth	5,391,515	320,841	—

(3)	To approve an Agreement and Plan of Reorganization in connection with the change of domicile of the Fund pursuant to which the Fund would (i) transfer all of its assets to Nuveen Multi-Market Income Fund, a newly created Massachusetts business trust (the “Successor Fund”), in exchange solely for shares of the Successor Fund, and the Successor Fund’s assumption of all of the liabilities of the Fund, (ii) distribute such shares of the Successor Fund to the shareholders of the Fund, and (iii) dissolve, liquidate and terminate in accordance with the Fund’s Articles of Incorporation and applicable provisions of the Virginia Stock Corporation Act.

The meeting was adjourned with respect to proposal #3 until September 30, 2014.

(4)	To approve an amendment to the Articles of Incorporation of the Fund to change the name of the Fund to Nuveen Multi-Market Income Fund, Inc.

Shares Voted “For”	Shares Voted “Against”	Abstentions	Broker Non-Votes
5,294,385	276,277	147,761	—

(5)	To approve new advisory and sub-advisory agreements in connection with the announced TIAA-CREF acquisition of Nuveen Investments, Inc.

(a)	To approve a new sub-advisory agreement between USBAM and NFA.

Shares Voted “For”	Shares Voted “Against”	Abstentions	Broker Non-Votes
5,274,801	294,560	149,062	—

AMERICAN INCOME FUND	2014 ANNUAL REPORT	31

Notice to Shareholders	(unaudited)

(b)	To approve a new sub-advisory agreement between USBAM and NAM.

Shares Voted “For”	Shares Voted “Against”	Abstentions	Broker Non-Votes
5,271,888	296,334	150,201	—

(c)	To approve a new investment management agreement between the Fund and NFA.

Shares Voted “For”	Shares Voted “Against”	Abstentions	Broker Non-Votes
5,261,628	303,934	152,861	—

(d)	To approve a new sub-advisory agreement between NFA and NAM.

Shares Voted “For”	Shares Voted “Against”	Abstentions	Broker Non-Votes
5,264,163	299,095	155,165	—

Also on July 28, 2014, the fund held an annual meeting of shareholders to consider the election of directors. The number of votes cast for and the number of votes withheld are set forth below.

	Shares Voted For	Shares Withheld
Roger A. Gibson	7,751,034	421,696
John P. Kayser	7,745,576	427,154
Leonard W. Kedrowski	7,737,936	434,794
Richard K. Riederer	7,732,073	440,657
James M. Wade	7,720,560	452,170

TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN

The Dividend Reinvestment Plan is a convenient way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by Computershare Trust Company, N.A. (“Computershare”), the plan agent.

Eligibility/Participation

If you hold shares of the fund in your own name, you are an automatic participant in the plan unless you elect to withdraw. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the plan on your behalf.

Plan Administration

If you participate in the plan, you will receive the equivalent in shares of the fund as follow: (1) if the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds the fund’s net asset value, participants will be issued fund shares at the higher of net asset value or 95% of the market price; or (2) if the market price is lower than net asset value, the plan agent will receive the dividend or capital gain distributions in cash and apply them to buy fund shares on your behalf in the open market, on the NYSE or elsewhere, for your account. If the market price exceeds the net asset value of the fund’s shares before the plan agent has completed its purchases, the average per-share purchase price paid by the plan agent may exceed the net asset value of the fund’s shares. This would result in the acquisition of fewer shares than if the dividend or capital gain distributions had been paid in shares issued by the fund.

There is no direct charge for the reinvestment of dividends and capital gains, since Computershare’s fees are paid for by the fund. However, if fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks.

32	AMERICAN INCOME FUND	2014 ANNUAL REPORT

Tax Information

Distributions invested in additional shares of the fund are subject to income tax, to the same extent as if received in cash. When shares are issued by the fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive a Form 1099-DIV regarding the federal tax status of the prior year’s distributions.

Plan Withdrawal

If you hold your shares in your own name, you may terminate your participation in the plan at any time by giving written notice to Computershare, or by calling Computershare at 800.426.5523. Written instructions should include your name and address as they appear on the certificate or account.

If notice is received before the record date, all future distributions will be paid directly to the shareholder of record. If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account. In lieu of receiving a certificate, you may request the plan agent to sell part or all of your reinvested shares held by the agent at market price and remit the proceeds to you, net of any brokerage commissions. A $2.50 fee is charged by the plan agent upon any cash withdrawal or termination. If your shares are registered in your brokerage firm’s name, you should contact your investment professional to terminate your participation.

Plan Amendment/Termination

The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by Computershare with at least 90 days written notice to participants in the plan.

Any questions about the plan should be directed to your investment professional or to Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842, 800.426.5523.

TAX INFORMATION

The following per-share information describes the federal tax treatment of distributions made during the fiscal period. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax advisor on how to report these distributions at the state and local levels.

Common Share Income Distributions (the fund designates the following as ordinary income)

Payable Date	Amount
September 18, 2014	$0.0440
October 16, 2014	0.0440
November 20, 2014	0.0400
December 18, 2014	0.0400
January 10, 2014	0.0400
February 19, 2014	0.0400
March 19, 2014	0.0400
April 16, 2014	0.0400
May 21, 2014	0.0400
June 18, 2014	0.0400

Total	$0.5645

Shareholder Notification of Federal Tax Status:

The fund designates 2.47% of the ordinary income distributions during the fiscal period ended June 30, 2014 as dividends qualifying for the dividends received deduction available to corporate shareholders.

AMERICAN INCOME FUND	2014 ANNUAL REPORT	33

Notice to Shareholders	(unaudited)

In addition, the fund designates 2.47% of the ordinary income distributions from net investment income during the fiscal period ended June 30, 2014 as qualifying dividend income available to individual shareholders under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Additional Information Applicable to Foreign Shareholders Only:

The fund designates 94.79% of taxable ordinary income distributions during the fiscal period ended June 30, 2014 as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C).

The fund designates 0.00% of taxable ordinary income distributions during the fiscal period ended June 30, 2014 as short term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C).

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the fund voted proxies relating to portfolio securities, is available without charge upon request by calling 800.677.3863 and on the website of the U.S. Securities and Exchange Commission (“SEC”) at www.sec.gov.

FORM N-Q HOLDINGS INFORMATION

The fund is required to file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The fund’s Forms N-Q are available without charge (1) upon request by calling 800.677.3863 and (2) on the SEC’s website at www.sec.gov. In addition, you may review and copy the fund’s Forms N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 800.SEC.0330.

QUARTERLY PORTFOLIO HOLDINGS

The fund will make portfolio holdings information publicly available by posting the information at firstamericanfunds.com on a quarterly basis. The fund will attempt to post such information within 10 business days of the calendar quarter end.

APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS

The fund’s board of directors, which is comprised entirely of independent directors, oversees the management of the fund and, as required by law, determines annually whether to renew the fund’s advisory agreement with USBAM. In addition to determining whether to renew the advisory agreement with USBAM (the “Agreement”), the board is also responsible for determining whether to renew sub-advisory agreements (the “Sub-Advisory Agreements”) for the fund.

At a meeting on June 17-18, 2014, the board considered information relating to the Agreement, and information relating to USBAM’s sub-advisory agreements with NAM and NFA (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”). In advance of the meeting, the board received materials relating to the Agreement and the Sub-Advisory Agreements (collectively, the “Agreements”) and had the opportunity to ask questions and request further information in connection with its consideration. In considering the Agreements, the board noted that, pending shareholder approval, management of the fund will transition to NAM and NFA. The board recognized that approving the Agreements will provide for continuity of management during this transition or under the current structure if shareholders do not approve the proposed transaction.

In considering the Agreements, the board, advised by independent legal counsel, reviewed and considered the factors it deemed relevant, including: (1) the nature, quality and extent of USBAM’s and the Sub-Advisers’ services to the fund, (2) the investment performance of the fund, (3) the comparative expense information, including an analysis of the cost of providing services and the profitability of USBAM and the Sub-Advisers related to the fund, and (4) other benefits that accrue to USBAM and the Sub-Advisers through their relationship with the fund. When reviewing and approving investment company advisory contracts, boards of directors generally also consider the extent to which

34	AMERICAN INCOME FUND	2014 ANNUAL REPORT

economies of scale will be realized as the investment company grows and whether fee levels reflect these economies of scale for the benefit of shareholders. The board determined, however, that because the fund is a closed-end fund which, absent a secondary offering, will not issue additional shares, a consideration of economies of scale was not relevant to its evaluation of the Agreements. In its deliberations, the board did not identify any single factor which alone was responsible for the board’s decision to approve the Agreements.

Before approving the Agreements, the independent directors met in executive session with their independent counsel on numerous occasions to consider the materials provided by USBAM and the Sub-Advisers and the terms of the Agreements. Based on its evaluation of those materials, the board concluded that the Agreements are fair and in the best interests of the fund’s shareholders. In reaching its conclusions, the board considered the following:

Nature, Quality and Extent of Investment Advisory Services

The board examined the nature, quality and extent of the services provided by USBAM to the fund, and the nature, quality and extent of the services provided by the Sub-Advisers to the fund. The board reviewed NAM’s key personnel who provide investment management services to the fund as well as the fact that NAM and NFA have the authority and responsibility to make and execute investment decisions for the fund within the framework of the fund’s investment policies and restrictions, subject to the supervision of USBAM and review by the board. The board further considered that NAM and NFA’s duties with respect to the fund include investment research and security selection, and adherence to (and monitoring compliance with) the fund’s investment policies and restrictions and the Investment Company Act.

The board considered USBAM’s responsibilities with respect to the fund, which include monitoring the performance of the Sub-Advisers and various organizations providing services to the fund, including the fund’s sub-administrator, transfer agent and custodian. Finally, the board considered USBAM’s representation that the services provided by USBAM under the Agreement are the type of services customarily provided by investment advisers in the fund industry. The board also considered compliance reports about USBAM and Nuveen from the fund’s Chief Compliance Officer.

Based on the foregoing, the board concluded that the fund is likely to benefit from the nature, quality and extent of the services provided by USBAM and the Sub-Advisers under the Agreements.

Investment Performance of the Fund

The board considered the performance of the fund on a gross- and net-of-expenses basis, including how the fund performed versus the median performance of a group of comparable funds selected by an independent data service (the “performance universe”) and how the fund performed versus its benchmark index for the one-, three- and five-year periods ended February 28, 2014.

The board considered that the fund outperformed its performance universe for the five-year period on a gross-of-expenses basis and for the one-, three- and five-year periods on a net-of-expenses basis, while underperforming on a gross-of-expenses basis for the one- and three-year periods. The fund significantly outperformed its blended benchmark for all time periods on a gross- and net-of expenses basis. Given the fund’s competitive performance relative to its performance universe and its outperformance of its benchmark for the one-, three- and five-year periods, the board concluded it would be in the interest of the fund and its shareholders to renew the Agreements.

Costs of Services and Profits Realized by USBAM

The board reviewed USBAM’s costs in serving as the fund’s investment manager, including the costs associated with the personnel and systems necessary to manage the fund. The board also considered the profitability of USBAM and its affiliates resulting from their relationship with the fund. The board compared fee and expense information for the fund to fee and expense information for comparable funds managed by other advisers. The board also reviewed advisory fees for other funds advised or sub-advised by NFA and NAM.

AMERICAN INCOME FUND	2014 ANNUAL REPORT	35

Notice to Shareholders	(unaudited)

Using information provided by an independent data service, the board also evaluated the fund’s advisory fee compared to the median advisory fee for other funds similar in size, character and investment strategy, and the fund’s total expense ratio compared to the median total expense ratio after waivers of comparable funds. The board noted that the fund’s effective advisory fee, contractual advisory fee and total expenses were lower than the peer group median. The board concluded that the fund’s advisory fee and competitive total expense ratio are reasonable in light of the services provided.

Other Benefits to USBAM

In evaluating the benefits that accrue to USBAM through its relationship with the fund, the board noted that USBAM and certain of its affiliates serve the fund in various capacities, including as investment adviser, administrator and custodian, and receive compensation from the fund in connection with providing services to the fund. The board considered that each service provided to the fund by USBAM or one of its affiliates is pursuant to a written agreement, which the board evaluates periodically as required by law.

After full consideration of these factors, the board concluded that approval of the Agreements was in the interest of the fund and its shareholders and approved the Agreements through June 30, 2015.

36	AMERICAN INCOME FUND	2014 ANNUAL REPORT

Notice to Shareholders	(unaudited)

Directors and Officers of the Fund

Independent Directors

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years†
Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440-1329 (1946)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders; Director of MRF since October 2000	Director, Charterhouse Group, Inc., a private equity firm, since October 2005; Advisor/Consultant, Future FreightTM, a logistics/supply chain company; non-profit board member	First American Funds Complex: 10 registered investment companies, including 14 portfolios	Trustee, Diversified Real Asset Income Fund (investment company); Trustee, Nuveen Minnesota Municipal Income Fund (investment company)
John P. Kayser P.O. Box 1329 Minneapolis, MN 55440-1329 (1949)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders; Director of MRF since October 2006	Retired; non-profit board member; prior to retirement in 2004, Principal, William Blair & Company, LLC, a Chicago-based investment firm; previously served on board of governors, Chicago Stock Exchange; former Director, William Blair Mutual Funds, Inc., Midwest Securities Trust Company, and John O. Butler Co.; Independent Board Member, First American Fund Complex since 2006	First American Funds Complex: 10 registered investment companies, including 14 portfolios	Trustee, Diversified Real Asset Income Fund (investment company); Trustee, Nuveen Minnesota Municipal Income Fund (investment company)
Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440-1329 (1941)	Chair; Director	Chair term three years; Directors serve for a one-year term that expires at the next annual meeting of shareholders; Chair of MRF since January 2011; Director of MRF since October 2000	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Chief Executive Officer, Blue Earth Internet, a web site development company; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; Member, investment advisory committee, Sisters of the Good Shepherd	First American Funds Complex: 10 registered investment companies, including 14 portfolios	Trustee, Diversified Real Asset Income Fund (investment company); Trustee, Nuveen Minnesota Municipal Income Fund (investment company)
Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders; Director of MRF since August 2001	Owner and Chief Executive Officer, RKR Consultants, Inc., a consulting company providing advice on business strategy, mergers and acquisitions; non-profit board member since 2005	First American Funds Complex: 10 registered investment companies, including 14 portfolios	Cliffs Natural Resources, Inc. (a producer of iron ore pellets and coal); Trustee, Diversified Real Asset Income Fund (investment company); Trustee, Nuveen Minnesota Municipal Income Fund (investment company)
James M. Wade P.O. Box 1329 Minneapolis, MN 55440-1329 (1943)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders; Director of MRF since August 2001	Owner and President, Jim Wade Homes, a homebuilding company	First American Funds Complex: 10 registered investment companies, including 14 portfolios	Trustee, Diversified Real Asset Income Fund (investment company); Trustee, Nuveen Minnesota Municipal Income Fund (investment company)
†	Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

AMERICAN INCOME FUND	2014 ANNUAL REPORT	37

Notice to Shareholders	(unaudited)

Officers

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Eric J. Thole U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1972)*	President	Re-elected by the Board annually; President of MRF since June 2014; Vice President of MRF from January 2011 through June 2014	Chief Executive Officer and President, U.S. Bancorp Asset Management, Inc. since June 2014; prior thereto, Chief Operating Officer, U.S. Bancorp Asset Management, Inc. from August 2012 through June 2014; Head of Operations, Technology and Treasury, U.S. Bancorp Asset Management, Inc. from January 2011 through July 2012; prior thereto, Managing Director of Investment Operations, U.S Bancorp Asset Management, Inc.
James D. Palmer U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1964)*	Vice President	Re-elected by the Board annually; Vice President of MRF since June 2014	Chief Investment Officer, U.S. Bancorp Asset Management, Inc. since August 2012; prior thereto, Head of Investments, U.S. Bancorp Asset Management, Inc. from January 2011 through July 2012; prior thereto, Managing Director, U.S. Bancorp Asset Management, Inc.
Jill M. Stevenson U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965)*	Treasurer	Re-elected by the Board annually; Treasurer of MRF since January 2011; Assistant Treasurer of MRF from September 2005 through December 2010	Mutual Funds Treasurer, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Mutual Funds Assistant Treasurer, U.S. Bancorp Asset Management, Inc.
Ruth M. Mayr U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of MRF since January 2011	Chief Compliance Officer, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Director of Compliance, U.S. Bancorp Asset Management, Inc.
Carol A. Sinn U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Anti-Money Laundering Officer	Re-elected by the Board annually; Anti-Money Laundering Officer of MRF since January 2011	Senior Business Line Risk Manager and Anti-Money Laundering Officer, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Senior Business Line Risk Manager, U.S. Bancorp Asset Management, Inc.
Richard J. Ertel U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1967)*	Secretary	Re-elected by the Board annually; Secretary of MRF since January 2011; Assistant Secretary of MRF from June 2006 through December 2010 and from June 2003 through August 2004	General Counsel, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Counsel, U.S. Bancorp Asset Management, Inc.
Scott F. Cloutier U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1973)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of MRF since September 2012	Senior Corporate Counsel, U.S. Bancorp Asset Management, Inc. since April 2011; prior thereto, Attorney, Steingart, McGrath & Moore, P.A., a Minneapolis-based law firm
*	Messrs. Thole, Palmer, Ertel, and Cloutier, Mses. Stevenson, Mayr, and Sinn are each officers and/or employees of U.S. Bancorp Asset Management, Inc., which serves as investment advisor and administrator for the fund.

38	AMERICAN INCOME FUND	2014 ANNUAL REPORT

First American Funds’ Privacy Policy

We want you to understand what information we collect and how it’s used.

“Nonpublic personal information” is nonpublic information that we obtain while providing financial products or services to you.

How we collect your information

We obtain nonpublic information about you during the account opening process from the applications and other forms you are asked to complete and from the transactions you make with us. We may also receive nonpublic information about you from companies affiliated with us or from other companies that provide services to you. We do not use nonpublic information received from our affiliates for marketing purposes.

Why we collect your information

We gather nonpublic personal information about you and your accounts so that we can:

•	Know who you are and prevent unauthorized access to your information.
•	Comply with the laws and regulations that govern us.

The types of information we collect

We may collect the following nonpublic personal information about you:

•	Information about your identity, such as your name, address, and social security number.
•	Information about your transactions with us.
•	Information you provide on applications, such as your beneficiaries and banking information, if provided to us.

Confidentiality and security

To protect nonpublic personal information about you, we restrict access to such information to only those employees and authorized agents who need to use the information. We maintain physical, electronic, and procedural safeguards to maintain the confidentiality and security of nonpublic information about you. In addition, we require our service providers to restrict access to nonpublic personal information about you to those employees who need that information in order to provide products or services to you. We also require them to maintain physical, electronic, and procedural safeguards that comply with applicable federal standards and regulations to guard your information.

What information we disclose

We may share some or all of the nonpublic personal information that we collect about you with our affiliated providers of financial services, including our family of funds and their advisor, and with companies that perform marketing services on our behalf.

We’re permitted by law to disclose nonpublic personal information about you to other third parties in certain circumstances. For example, we may disclose nonpublic personal information about you to affiliated and nonaffiliated third parties to assist us in servicing your account (e.g., mailing of fund-related materials) and to government entities (e.g., IRS for tax purposes).

We’ll continue to adhere to the privacy policies and practices described here even after your account is closed or becomes inactive.

Additional rights and protections

You may have other privacy protections under applicable state laws. To the extent that these state laws apply, we will comply with them when we share information about you. This privacy policy does not apply to your relationship with other financial service providers, such as broker-dealers. We may amend this privacy notice at any time, and we will inform you of changes as required by law.

Our pledge applies to products and services offered by

• First American Funds, Inc. • American Strategic Income Portfolio Inc. • American Strategic Income Portfolio Inc. II • American Strategic Income Portfolio Inc. III • American Select Portfolio Inc.	• American Municipal Income Portfolio Inc. • Minnesota Municipal Income Portfolio Inc. • First American Minnesota Municipal Income Fund II, Inc. • American Income Fund Inc.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

AMERICAN INCOME FUND	2014 ANNUAL REPORT	39

BOARD OF DIRECTORS

Leonard Kedrowski

Chairperson of American Income Fund

Owner and President of Executive and Management Consulting, Inc.

Roger Gibson

Director of American Income Fund

Director of Charterhouse Group, Inc.

John Kayser

Director of American Income Fund

Retired; former Principal of William Blair & Company, LLC

Richard Riederer

Director of American Income Fund

Owner and Chief Executive Officer of RKR Consultants, Inc.

James Wade

Director of American Income Fund

Owner and President of Jim Wade Homes

American Income Fund’s Board of Directors is comprised entirely of independent directors.

P.O. Box 1330

Minneapolis, MN 55440-1330

American Income Fund

2014 Annual Report

U.S. Bancorp Asset Management, Inc., is a wholly owned subsidiary of U.S. Bank National Association, which is a wholly owned subsidiary of U.S. Bancorp.

This document is printed on paper containing 10% postconsumer waste.

08/2014    0087-14    MRF-AR

Item 2—Code of Ethics

The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the registrant’s code of ethics that apply to the registrant’s principal executive officer and principal financial officer and that relate to any element of the code of ethics definition enumerated in this Item. During the period covered by this report, the registrant did not grant any waivers, including implicit waivers, from any provision of its code of ethics that apply to the registrant’s principal executive officer or principal financial officer. The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by calling 1-800-677-3863.

Item 3—Audit Committee Financial Expert

The registrant’s Board of Directors has determined that John P. Kayser, Leonard W. Kedrowski and Richard K. Riederer, members of the registrant’s Audit Committee, are each an “audit committee financial expert” and are “independent,” as these terms are defined in this Item.

Item 4—Principal Accountant Fees and Services

(a)	Audit Fees—Ernst & Young LLP (“E&Y”) billed the registrant audit fees totaling $46,875 in the 10-month fiscal period ended June 30, 2014 and $47,775 in the fiscal year ended August 31, 2013, including fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the registrant’s Form N-CSR.

(b)	Audit-Related Fees—E&Y billed the registrant audit-related fees totaling $1,050 in the 10-month fiscal period ended June 30, 2014 and $2,813 in the fiscal year ended August 31, 2013, including fees associated with the semi-annual review of fund disclosures.

(c)	Tax Fees—E&Y billed the registrant fees of $4,763 in the 10-month fiscal period ended June 30, 2014 and $6,381 in the fiscal year ended August 31, 2013 for tax services, including tax compliance, tax advice and tax planning. Tax compliance, tax advice and tax planning services primarily related to preparation of original and amended tax returns, timely RIC qualification reviews, and tax distribution analysis and planning.

(d)	All Other Fees—There were no fees billed by E&Y for other services to the registrant during the 10-month fiscal period ended June 30, 2014 and the fiscal year ended August 31, 2013.

(e)(1)	The audit committee’s pre-approval policies and procedures pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X are set forth below:

Audit Committee policy regarding pre-approval of services provided by the Independent Auditor

The Audit Committee of the First American Funds (“Committee”) has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:

•	Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

•	Examine and evaluate the safeguards put into place by the Company and the auditor to safeguard independence

•	Meet quarterly with the partner of the independent audit firm

•	Consider approving categories of service that are not deemed to impair independence for a one-year period

It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the funds’ independent audit firm directly for the funds. At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.

The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Treasurer of the funds and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.

In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:

Audit Services

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•	Accounting consultations

•	Fund merger support services

•	Other accounting related matters

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Tax Services

The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance, and

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Other Non-audit Services

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the independent audit firm without the prior approval of the Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

Proscribed Services

In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:

•	Management functions

•	Accounting and bookkeeping services

•	Internal audit services

•	Financial information systems design and implementation

•	Valuation services supporting the financial statements

•	Actuarial services supporting the financial statements

•	Executive recruitment

•	Expert services (e.g., litigation support)

•	Investment banking

Policy for Pre-approval of Non-Audit Services Provided to Other Entities within the Investment Company Complex

The Committee is also responsible for pre-approving certain non-audit services provided to U.S. Bancorp Asset Management, Inc., U.S. Bank N.A. and any other entity under common control with U.S. Bancorp Asset Management, Inc., that provides ongoing services to the funds. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the funds.

Although the Committee is not required to pre-approve all services provided to U.S. Bancorp Asset Management, Inc. and other affiliated service providers, the Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to U.S. Bancorp and affiliates.

(e)(2)	None of the services described in paragraphs (b) through (d) of this Item 4 were pre-approved by the audit committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f)	All services performed on the engagement to audit the registrant’s financial statements for the 10-month fiscal period ended June 30, 2014 were performed by the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by E&Y to the registrant, the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, totaled $140,000 in the 10-month fiscal period ended June 30, 2014 and $36,381 in the fiscal year ended August 31, 2013.

(h)	The registrant’s audit committee has determined that the provision of non-audit services to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved is compatible with maintaining E&Y’s independence.

Item 5—Audit Committee of Listed Registrants

(a)	The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of such audit committee are Roger A. Gibson, John P. Kayser, Leonard W. Kedrowski, Richard K. Riederer, and James M. Wade.

(b)	Not applicable.

Item 6—Schedule of Investments

(a)	The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

First American Funds

Proxy Voting Policies and Procedures

Compliance Control Procedures

Conflicts of Interest

As an affiliate of U.S. Bancorp, a large multi-service financial institution, USBAM recognizes that there are circumstances wherein it may have a perceived or real conflict of interest in voting the proxies of issuers or proxy proponents (e.g., a special interest group) who are clients or potential clients of some part of the U.S. Bancorp enterprise. Directors and officers of such companies may have personal or familial relationships with the U.S.Bancorp enterprise and/or its employees that could give rise to potential conflicts of interest.

A.	Proxy Voting

•	When an Open-end Funds proxy is received, it will be voted by the Head of Investments.

•	When a Closed-end Funds proxy is received, it will be voted by the Sub-adviser, according to the Sub-advisers proxy voting policies and procedures. USBAM is responsible for oversight of Sub-advisers’ proxy voting activities.

B.	Open-end Fund Control Procedures

Preventative Control Procedures

•	USBAM will vote proxies in the best interest of the Funds regardless of real or perceived conflicts of interest. To minimize this risk, the IPC will discuss conflict avoidance at least annually to ensure that appropriate parties understand the actual and perceived conflicts of interest proxy voting may face.

•	If any member of the IPC becomes aware of a material conflict for USBAM, they will bring the matter to the General Counsel to convene a meeting of the IPC which will determine a course of action designed to address the conflict. Such actions could include, but are not limited to:

1.	Abstaining from voting; or

2.	Voting in proportion to the other shareholders to the extent this can be determined.

3.	Recusing an IPC member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest.

Detective Control Procedures

•	In addition to all of the above, employees of USBAM must notify USBAM’s Chief Compliance Officer of any direct, indirect or perceived improper influence exerted by any employee, officer or director within the U.S. Bancorp enterprise or First American Fund complex with regard to how USBAM should vote proxies.

•	The Chief Compliance Officer, or their designee, will investigate the allegations and will report the findings to USBAM’s Chief Executive Officer and the General Counsel.

•	To ensure USBAM has met its fiduciary duty to the Open-end Funds, the Head of Investments will certify quarterly that:

1.	There were no proxies received for the Open-end Funds during the quarter; or,

2.	If proxies were voted, that either no material conflict(s) of interest existed in connection with a proxy voted for any security held in the Open-end Funds, or if a material conflict of interest occurred in connection with a proxy voted for a security held in the Open-end Funds, the certification will require a description of the material conflict of interest, and a statement that any advice received regarding a proxy was not unduly influenced by an individual or group that may have an economic interest in the outcome of the proxy vote; and,

3.	If proxies were received and voted against Management recommendation , then the certification will require documentation of the reasons for voting against Management recommendation.

•	Compliance reviews the Quarterly Proxy Voting Certification for material conflicts and undue influence.

Corrective Control Procedures

•	If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the U.S. Bancorp enterprise, or notification of the appropriate regulatory authorities. In all cases, the IPC shall not consider any improper influence in determining how to vote proxies.

C.	Sub-adviser Control Procedures

The Board has appointed Nuveen Asset Management and Nuveen Investments Inc. as Sub-advisers to the Closed-end Funds. The Closed-end Funds are subject to the Sub-adviser’s proxy voting policies and procedures. USBAM is responsible for oversight of the Sub-advisers’ proxy voting activities. Consistent with its oversight responsibilities, USBAM has adopted the following Sub-adviser oversight policies and procedures:

Preventative Control Procedures

•	Prior to Board approval of any sub-advisory contract, the IPC reviews the Sub-adviser’s proxy voting policy to ensure that such policy is designed in the best interests of USBAM’ clients.

•	The IPC reviews and approves the Sub-adviser’s proxy voting policy at least annually.

Detective Control Procedures

•	On a quarterly basis, the Operations Department will request and review reports from Sub-advisers reflecting any proxy votes cast, abstained, or overrides of the Sub-advisers policy or conflicts of interest addressed during the previous quarter, and other matters the Operations Department deems appropriate.

•	To ensure USBAM has met its fiduciary duty to the Closed-end Funds, the Sub-adviser will certify quarterly, as part of their Quarterly Compliance Certification, that:

1.	There were no proxies received for the Closed-end Funds during the quarter; or,

2.	If proxies were voted, that either no material conflict(s) of interest existed in connection with a proxy voted for any security held in the Closed-end Funds, or if a material conflict of interest occurred in connection with a proxy voted for a security held in the Closed-end Funds, the certification will require a description of the material conflict of interest, and a statement that any advice received regarding a proxy was not unduly influenced by an individual or group that may have an economic interest in the outcome of the proxy vote; and,

3.	If proxies were received and voted against Management recommendation, then the certification will require documentation of the reasons for voting against Management recommendation.

•	Compliance reviews the Sub-adviser’s Quarterly Proxy Voting Certification for material conflicts and undue influence.

Corrective Control Procedures

•	Any material issues arising from the Operations Department’s or the Compliance Department’s review will be reported to the IPC and the Board of Directors of the Funds.

•	Sub-adviser shall be responsible for making and retaining all proxy voting records required by Rule 204-2 and shall provide them to USBAM upon request.

D.	Securities Lending Control Procedures

Certain Open-end Funds participate in U.S. Bank’s securities lending program. If a portfolio security is on loan as of the shareholder meeting record date, then the Open-end Funds will not have the right to vote the proxies.

Preventative Control Procedures

•	Portfolio Managers and/or Analysts, who become aware of upcoming proxy issues relating to any securities in portfolios they manage, or issuers they follow, will consider the desirability of recalling the affected securities that are on loan or restricting lending of the affected securities prior to the record date for the matter.

•	If the proxy issue is determined to be material, and the determination is made prior to the shareholder meeting record date the Portfolio Manager(s) will contact the Securities Lending Department to recall securities on loan or restrict the loaning of any security held in any portfolio they manage, if they determine that it is in the best interest of shareholders to do so.

E.	Review and Reports

Detective Control Procedures

•	The General Counsel will review votes cast on behalf of portfolio securities held by the Funds, such review will also be reported to the Board of Directors of the Funds at each of their regularly scheduled meetings.

F.	Disclosure to Shareholders

Preventative Control Procedures

•	USBAM’s Legal Department will cause Form N-PX to be filed with the SEC, and ensure that any other proxy voting-related filings as required by regulation or contract are timely made.

•	USBAM shall make available the proxy voting record of the Funds to shareholders upon request. Additionally, shareholders can receive, on request, the voting records for the Funds by calling a toll free number (1-800-677-3863).

•	The Funds’ proxy voting policy and procedures and those of the Sub-adviser will also be made available to the public in the Funds registration statement (Open-end Funds) or, in the case of the Closed-End Funds, in the Form N-CSR both of which are available to the public on the SEC website. Additionally, shareholders can receive, on request, the proxy voting policies for the Funds by calling a toll free number (1-800-677-3863).

Failure to Comply

The Advisor strives to operate ethically and lawfully and requires all employees to conduct their activities in accordance with Advisor policies and applicable rules and regulations. The Advisor encourages and expects all employees to report any potential or suspected activities that may be considered fraudulent or illegal in nature, or could potentially damage the reputation of the Advisor and/or the Funds. Employees should report such activities to one of the individuals listed below.

USBAM/Fund Chief Compliance Officer

USBAM Chief Executive Officer

USBAM Legal Counsel

Employee’s immediate supervisor or other Advisor senior manager

USBAM does not tolerate any retaliatory action against any individual for good-faith reporting of ethics violations, illegal conduct, suspicious activity or other serious issues. Allegations of retaliation will be appropriately investigated and, if substantiated, appropriate disciplinary action will be taken, up to and including termination. Diligent enforcement of non-retaliation measures is vital to the success of the reporting process because employees must feel they can report problems without fear of reprisals. Employees may report suspected retaliation to USBAM/Fund Chief Compliance Officer; USBAM Chief Executive Officer; employee’s immediate supervisor or other senior manager, or to the USBAM Human Resource Contact.

Failure of an employee to comply with all policies, rules and regulations may lead to disciplinary action. Such actions may include: documenting the incident of non-compliance in the employee’s personnel file, a fine, suspension of trading privileges and termination of employment. Serious violations may result in monetary fines, censure, suspension or result in other sanctions including the loss of certain licenses.

Responsible Parties

•	Operations Department

•	Investment Practices Committee

•	Compliance Department/Chief Compliance Officer

•	Head of Investments/Portfolio Managers

•	Legal Department/General Counsel

Nuveen Asset Management, LLC

Proxy Voting Policies and Procedures

I. General Principles

A. Nuveen Asset Management, LLC (“Adviser”) is an investment sub-adviser for certain of the Nuveen Funds (the “Funds”) and investment adviser for institutional and other separately managed accounts (collectively, with the Funds, “Accounts”). As such, Accounts may confer upon Adviser complete discretion to vote proxies. It is Adviser’s duty to vote proxies in the best interests of its clients (which may involve affirmatively deciding that voting the proxies may not be in the best interests of certain clients on certain matters31). In voting proxies, Adviser also seeks to enhance total investment return for its clients.

B. If Adviser contracts with another investment adviser to act as a sub-adviser for an Account, Adviser may delegate proxy voting responsibility to the sub-adviser. Where Adviser has delegated proxy voting responsibility, the sub-adviser will be responsible for developing and adhering to its own proxy voting policies, subject to oversight by Adviser.

C. Adviser’s Investment Policy Committee (“IPC”), comprised of the firm’s most senior investment professionals, is charged with oversight of the proxy voting policies and procedures. The IPC is responsible for (1) approving the proxy voting policies and procedures, and (2) oversight of the activities of Adviser’s Proxy Voting Committee (“PVC”). The PVC is responsible for providing an administrative framework to facilitate and monitor Adviser’s exercise of its fiduciary duty to vote client proxies and fulfill the obligations of reporting and recordkeeping under the federal securities laws.

II. Policies

The IPC, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of Institutional Shareholder Services, Inc. (“ISS”), a leading national provider of proxy voting administrative and research services. As a result, such policies set forth Adviser’s positions on recurring proxy issues and criteria for addressing non-recurring issues. These policies are reviewed periodically by ISS, and therefore are subject to change. Even though it has adopted ISS policies, Adviser maintains the fiduciary responsibility for all proxy voting decisions.

III. Procedures

A. Supervision of Proxy Voting Service. The PVC shall supervise the relationship with Adviser’s proxy voting service, ISS. ISS apprises Adviser of shareholder meeting dates, provides research on proxy proposals and voting recommendations, and casts the actual proxy votes. ISS also serves as Adviser’s proxy voting record keeper and generates reports on how proxies were voted.

B. Conflicts of Interest.

1. The following relationships or circumstances may give rise to conflicts of interest:32

a. The issuer or proxy proponent (e.g., a special interest group) is Madison Dearborn Partners, a private equity firm and affiliate of Adviser (“MDP”), or a company that controls, is controlled by or is under common control with MDP.

b. The issuer is an entity in which an executive officer of Adviser or a spouse or domestic partner of any such executive officer is or was (within the past three years of the proxy vote) an executive officer or director.

c. The issuer is a registered or unregistered fund for which Adviser or another Nuveen adviser serves as investment adviser or sub-adviser.

d. Any other circumstances that Adviser is aware of where Adviser’s duty to serve its clients’ interests, typically referred to as its “duty of loyalty,” could be materially compromised.

2. Adviser will vote proxies in the best interest of its clients regardless of such real or perceived conflicts of interest. By adopting ISS policies, Adviser believes the risk related to conflicts will be minimized.

3. To further minimize this risk, the IPC will review ISS’ conflict avoidance policy at least annually to ensure that it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.

4. In the event that ISS faces a material conflict of interest with respect to a specific vote, the PVC shall direct ISS how to vote. The PVC shall receive voting direction from the Head of Research, who will seek voting

5. If the PVC concludes that a material conflict does exist, it will recommend to the IPC a course of action designed to address the conflict. Such actions could include, but are not limited to:

a. Obtaining instructions from the affected client(s) on how to vote the proxy;

b. Disclosing the conflict to the affected client(s) and seeking their consent to permit Adviser to vote the proxy;

c. Voting in proportion to the other shareholders;

d. Recusing an IPC member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest; or

e. Following the recommendation of a different independent third party.

6. In addition to all of the above-mentioned and other conflicts, members of the IPC and the PVC must notify Adviser’s Chief Compliance Officer of any direct, indirect or perceived improper influence exerted by any employee, officer or director within the MDP affiliate or Fund complex with regard to how Adviser should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to Adviser’s President and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the MDP affiliate, or notification of the appropriate regulatory authorities. In all cases, the IPC shall not consider any improper influence in determining how to vote proxies, and will vote in the best interests of clients.

C. Proxy Vote Override.

From time to time, a portfolio manager of an Account (a “Portfolio Manager”) may initiate action to override the ISS recommendation for a particular vote. Any such override by a NAM Portfolio Manager (but not a sub-adviser Portfolio Manager) shall be reviewed by Adviser’s Legal Department for material conflicts. If the Legal Department determines that no material conflicts exist, the approval of one investment professional on the IPC or the Head of Equity Research shall authorize the override. If a material conflict exists the conflict and, ultimately, the override recommendation will be addressed pursuant to the procedures described above under “Conflicts of Interest.”

D. Securities Lending.

1. In order to generate incremental revenue, some clients may participate in a securities lending program. If a client has elected to participate in the lending program then it will not have the right to vote the proxies of any securities that are on loan as of the shareholder meeting record date. A client, or a Portfolio Manager, may place restrictions on loaning securities and/or recall a security on loan at any time. Such actions must be affected prior to the record date for a meeting if the purpose for the restriction or recall is to secure the vote.

2. Portfolio Managers and/or analysts who become aware of upcoming proxy issues relating to any securities in portfolios they manage, or issuers they follow, will consider the desirability of recalling the affected securities that are on loan or restricting the affected securities prior to the record date for the matter. If the proxy issue is determined to be material, and the determination is made prior to the shareholder meeting record date the Portfolio Manager(s) will contact the Securities Lending Agent to recall securities on loan or restrict the loaning of any security held in any portfolio they manage, if they determine that it is in the best interest of shareholders to do so. Training regarding the process to recall securities on loan or restrict the loaning of securities is given to all Portfolio Managers and analysts.

E. Proxy Voting for ERISA Clients.

If a proxy voting issue arises for an ERISA client, Adviser is prohibited from voting shares with respect to any issue advanced by a party in interest of the ERISA client.

F. Proxy Voting Records.

As required by Rule 204-2 of the Investment Advisers Act of 1940, Adviser shall make and retain five types of records relating to proxy voting; (a) proxy voting policies and procedures; (b) proxy statements received for client and fund securities; (c) records of votes cast on behalf of clients and funds; (d) records of written requests for proxy voting information and written responses from the Adviser to either a written or oral request; and (e) any documents prepared by the adviser that were material to making a proxy voting decision or that memorialized the basis for the decision. Adviser may rely on ISS to make and retain on Adviser’s behalf records pertaining to the rule.

G. Fund of Funds Provision.

In instances where Adviser provides investment advice to a fund of funds that acquires shares of affiliated funds or three percent or more of the outstanding voting securities of an unaffiliated fund, the acquiring fund shall vote the shares in the same proportion as the vote of all other shareholders of the acquired fund. If compliance with this policy results in a vote of any shares in a manner different than the ISS recommendation, such vote will not require compliance with the Proxy Vote Override procedures set forth above.

H. Legacy Securities.

To the extent that Adviser receives proxies for securities that are transferred into an Account’s portfolio that were not recommended or selected by Adviser and are sold or expected to be sold promptly in an orderly manner (“legacy securities”), Adviser will generally instruct ISS to refrain from voting such proxies. In such circumstances, since legacy securities are expected to be sold promptly, voting proxies on such securities would not further Adviser’s interest in maximizing the value of client investments. Adviser may agree to an institutional Account’s special request to vote a legacy security proxy, and would instruct ISS to vote such proxy in accordance with its guidelines.

I. Review and Reports.

1. The PVC shall maintain a review schedule. The schedule shall include reviews for the proxy voting policy (including the policies of any subadviser), the proxy voting record, account maintenance, and other reviews as deemed appropriate by the PVC. The PVC shall review the schedule at least annually.

2. The PVC will report to the IPC with respect to all identified conflicts and how they were addressed. These reports will include all Accounts, including those that are sub-advised. With respect to the review of votes cast on behalf of investments by the Funds, such review will also be reported to the Board of Directors of the Funds at each of their regularly scheduled meetings. Adviser also shall provide the Funds that it subadvises with information necessary for preparing Form N-PX.

K. Vote Disclosure to Clients. Adviser’s institutional and separately managed account clients can contact their relationship manager for more information on Adviser’s policies and the proxy voting record for their account. The information available includes name of issuer, ticker/CUSIP, shareholder meeting date, description of item and Adviser’s vote.

IV. Policy Owner

IPC

V. Responsible Parties

IPC

PVC

ADV Review Team

31	Adviser may not vote proxies associated with the securities of any issuer if as a result of voting, subsequent purchases or sales of such securities would be blocked. However, Adviser may decide, on an individual security basis that it is in the best interests of its clients to vote the proxy associated with such a security, taking into account the loss of liquidity. In addition, Adviser may not to vote proxies where the voting would in Adviser’s judgment result in some other financial, legal, regulatory disability or burden to the client (such as imputing control with respect to the issuer) or subject to resolution of any conflict of interest as provided herein, to Adviser.
32	A conflict of interest shall not be considered material for the purposes of these Policies and Procedures in respect of a specific vote or circumstance if the matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer, even if a conflict described in III.B.1a.-d is present.

Item 8—Portfolio Managers of Closed-End Management Investment Companies

(a)(1)	Jason J. O’Brien, CFA, Chris J. Neuharth, CFA, and John T. Fruit, CFA, co-manage the registrant’s portfolio. Each portfolio manager is employed by Nuveen Asset Management (“NAM”), the sub-adviser to the portfolio. Mr. O’Brien is responsible for the overall management of the portfolio. Mr. Neuharth is responsible for co-management of the portfolio. Mr. Fruit is responsible for the management of the high-yield portion of the registrant’s portfolio.

Mr. O’Brien, Vice President, Portfolio Manager, began working in the financial industry in 1993 and joined NAM in January 2011. Prior to joining NAM, he worked for USBAM.

Mr. Neuharth, Managing Director, Portfolio Manager, began working in the financial industry in 1981 and joined NAM in January 2011. Prior to joining NAM, he worked for USBAM.

Mr. Fruit, Vice President, Senior Portfolio Manager, began working in the financial industry in 1988 and joined NAM in January 2011. Prior to joining NAM, he worked for USBAM.

(a)(2)	The following table shows, as of the 10-month fiscal period ended June 30, 2014, the number of accounts each portfolio manager managed within each of the following categories and the total assets in the accounts managed within each category. The table also shows the number of accounts and the total assets in the accounts, if any, with respect to which the advisory fee is based on the performance of the account.

Portfolio Manager	Type of Account Managed	Total Number of Accounts	Total Assets of All Accounts	Accounts Subject to Performance- Based Fee	Total Assets Subject to Performance- Based Fee
Jason J. O’Brien	Registered Investment Company	6	$907 million	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	10	$325 million	0	$0
Chris J. Neuharth	Registered Investment Company	7	$2.5 billion	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	10	$892 million	0	$0
John T. Fruit	Registered Investment Company	2	$829 million	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NAM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NAM has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, NAM determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NAM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NAM may place separate, non-simultaneous, transactions for the funds and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where NAM has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

NAM has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3)	Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The fund’s portfolio managers are eligible for an annual cash bonus determined based upon the particular portfolio manager’s performance, experience and market levels of base pay for such position. The maximum potential annual cash bonus is equal to a multiple of base pay.

A portion of each portfolio manager’s annual cash bonus is based on the fund’s investment performance, generally measured over the past one- and three-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the fund is determined by evaluating the fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

Bonus amounts can also be influenced by factors other than investment performance. These other factors are more subjective and are based on evaluations by each portfolio manager’s supervisor and reviews submitted by his or her peers. These reviews and evaluations often take into account a number of factors, including the portfolio manager’s effectiveness in communicating investment performance to shareholders and their advisors, his or her contribution to NAM’s investment process and to the execution of investment strategies consistent with risk guidelines, his or her participation in asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

Investment performance is measured on a pre-tax basis, gross of fees for a fund’s results and for its Lipper industry peer group.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments which entitle their holders to participate in the appreciation in the value of Nuveen Investments. In addition, certain key employees of NAM, including certain portfolio managers, have received profits interests in NAM which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the fund and the Other Accounts shown in the table above.

(a)(4)	The following table shows the dollar range of equity securities in the registrant beneficially owned by the portfolio manager as of the 10-month fiscal period ended June 30, 2014.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Registrant
Jason O’Brien	$0
Chris J. Neuharth	$0 - $50,000
John T. Fruit	$0

(b)	Not applicable.

Item 9—Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Neither the registrant nor any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), purchased any shares or other units of any class of the registrant’s equity securities that is registered pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 10—Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A, or this item.

Item 11—Controls and Procedures

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the effectiveness of the registrant’s disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)	There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12—Exhibits

(a)(1)	Not applicable. Registrant’s code of ethics is provided to any person upon request without charge.

(a)(2)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are filed as exhibits hereto.

(a)(3)	Not applicable.

(b)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 are filed as exhibits hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Income Fund, Inc.

By:	/s/ Eric J. Thole
Eric J. Thole President

Date: September 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric J. Thole
Eric J. Thole President

Date: September 8, 2014

By:	/s/ Jill M. Stevenson
Jill M. Stevenson
Treasurer

Date: September 8, 2014